EXHIBIT 10.a(ii)


SERIES 1994-2
SUPPLEMENT, dated as of November 15, 1994 (this "Series
Supplement") by and among FINGERHUT RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"),
FINGERHUT CORPORATION, a corporation organized and existing under the laws of Minnesota, as Servicer (the
"Servicer"), and THE BANK OF NEW YORK (DELAWARE), a
Delaware banking corporation organized and existing under the laws of Delaware, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Pooling and Servicing Agreement dated as of June 29, 1994 as amended, supplemented or otherwise modified from time to time (the "Agreement") among the Transferor, the Servicer and the Trustee.

          Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates.

          Pursuant to this Series Supplement, the
Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal
Terms thereof.

1.               Designation.  There is hereby created a
Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1994-2 Certificates." The Series
1994-2 Certificates shall be issued in four Classes, which shall be designated generally as the Variable Funding
Trust Certificate, Series 1994-2, Class A (the "Class A
Certificate"), the Floating Rate Accounts Receivable Trust
Certificates, Series 1994-2, Class B (the "Class B
Certificates"), the Floating Rate Accounts Receivable
Trust Certificates, Series 1994-2, Class C (the "Class C
Certificates") and the Variable Funding Trust
Certificates, Series 1994-2, Class D (the "Class D
Certificates").

2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series
Supplement shall govern with respect to the Series 1994-2
Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1994-2
Certificates and no other Series of Certificates issued by the Trust.

          "ABC Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the sum of the Class A
Adjusted Invested Amount, the Class B Invested Amount and the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding
Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Receivables for all Series; provided, however, that during any Class A Pay Down Period, the numerator used in the above calculation shall be the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount as of the day immediately preceding the commencement of the Class A Pay Down Period.

          "ABC Investor Default Amount" shall mean an amount equal to the product of (a) the sum of the Class A
Floating Allocation Percentage, the Class B Floating
Allocation Percentage and the Class C Floating Allocation
Percentage applicable on such Business Day and (b) the aggregate Default Amount identified since the prior reporting date.

          "ABC Revolving Principal Collections" shall have the meaning specified in Section 4.9(b) of the Agreement.

          "Additional Class A Invested Amounts" shall have the meaning specified in Section 6.15 of the Agreement.

          "Additional Class D Invested Amounts" shall have the meaning specified in Section 6.16 of the Agreement.

          "Additional Interest" shall mean, at any time of determination, the sum of Class B Additional Interest and Class C Additional Interest.

          "Adjusted Portfolio Yield" shall mean for the Series 1994-2 Certificates, with respect to any Monthly
Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1994-2
Imputed Yield Collections (without giving effect to any portion thereof representing amounts withdrawn from the Payment Reserve Account) for such Monthly Period (minus the Floating Allocation Percentage of the portion of Imputed Yield Collections for such period described in clause (D) of the definition thereof), minus the aggregate
Investor Default Amount for such Monthly Period and the
Series Allocation Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Pooling and Servicing Agreement for such Monthly Period, and the denominator of which is the average daily sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount plus the Pre-Funded Amount for such Monthly Period.

          "Aggregate ABC Principal Amount" shall mean with respect to any date of determination an amount equal to the sum of the Class A Outstanding Principal Amount, the Class B Invested Amount and the Class C Invested Amount, each as of such date of determination.

          "Aggregate Interest Rate Caps Notional Amount" shall mean with respect to any date of determination an amount equal to the sum of the notional amounts or equivalent amounts of all outstanding Cap Agreements, Replacement Interest Rate Caps and Qualified Substitute
Arrangements, each as of such date of determination.

          "Amortization Period" shall mean the period beginning on the day following the last day of the Revolving Period and ending on the Series 1994-2
Termination Date.

          "Amortization Period Commencement Date" shall mean (i) the earlier of October 27, 1997 and the Pay Out
Commencement Date or (ii) if there is any Extension, the earlier of the date specified as such in the most recent
Extension Notice and the Pay Out Commencement Date.

          "Available Series 1994-2 Imputed Yield
Collections" shall have the meaning specified in subsection 4.9(a) of the Agreement.

          "Bank" shall mean any liquidity bank providing liquidity for the CP Issuer's Commercial Paper from time to time pursuant to the Liquidity Agreement, as evidenced by its execution thereof, and any successor or assignee liquidity banks under the Liquidity Agreement.

          "Base Rate" shall mean, as of any Business Day, the sum of (i) the average of (A) the Class A Certificate
Rate, (B) the Class B Certificate Rate and (C) the Class C
Certificate Rate, each of (A), (B) and (C) weighted by the unpaid principal amount of each respective Class of Certificates as of such Business Day, plus (ii) the product of 2% per annum and the percentage equivalent of a fraction the numerator of which is the sum of the Class A
Adjusted Invested Amount, the Class B Invested Amount, the
Class C Invested Amount and the Class D Invested Amount and the denominator of which is the Invested Amount.

          "Cap Agreements" shall mean the interest rate cap agreements, between the Transferor, the Trustee and a Cap Provider, as amended from time to time, with respect to the Class A Certificate Rate, Class B Certificate Rate and Class C Certificate Rate, respectively, and any additional interest rate protection agreement or agreements, entered into between the Transferor, the Trustee and a Cap Provider, as the same may from time to time be amended, restated, modified and in effect.

          "Cap Proceeds Account" shall have the meaning specified in subsection 3A(b) of this Series Supplement.

          "Cap Provider" shall mean a third party cap provider having a senior unsecured debt rating of at least
"AA" by Standard & Poor's and "Aa2" by Moody's.

          "Cap Receipt Amount" shall mean, with respect to any Business Day the amount on deposit in the Cap Proceeds
Account.

          "Cap Settlement Date" shall have the meaning specified in subsection 3A(b) of this Series Supplement.

          "Carryover Class B Interest" shall mean (a) any
Class B Interest due but not paid on any previous
Distribution Date plus (b) any Class B Additional
Interest.

          "Carryover Class C Interest" shall mean (a) any
Class C Interest due but not paid on any previous
Distribution Date plus (b) any Class C Additional
Interest.

          "Class A Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class A Invested Amount minus the Defeasance
Account Balance on such date of determination.

          "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

          "Class A Certificateholders' Interest" shall mean the portion of the Series 1994-2 Certificateholders'
Interest evidenced by the Class A Certificate.

          "Class A Certificate" shall mean the variable funding certificate executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

          "Class A Certificate Rate" shall mean with respect to any Business Day, a per annum interest rate equal to the rate which if multiplied by the Class A
Outstanding Principal Amount as of the close of business on the preceding Business Day would produce, on the basis of a 365- or 366-day year, as the case may be, an amount equal to the Cost of Funds for the period from and including the next preceding Business Day to but excluding such Business Day.

          "Class A Costs" shall mean with respect to any Business Day, the Liquidity Bank Increased Costs (as defined in the Collateral Trust Agreement), OTC Article VI
Costs (as defined in the Collateral Trust Agreement) and any amounts described in subsection 5.3(a)(ii)(I)(a) of the Collateral Trust Agreement, in each case to the extent such amount is due and payable and has not previously been paid, and any Commitment Fees (as defined in the Liquidity
Agreement) accrued from and including the preceding
Business Day to but excluding such Business Day pursuant to Section 2.9 of the Liquidity Agreement with respect to Unutilized Available Commitments (as defined in the
Liquidity Agreement) and any such Commitment Fees which accrued with respect to prior Business Days but have not been paid pursuant to Section 2.9 of the Liquidity
Agreement.

          "Class A Event of Default" shall have the meaning specified for the term "Event of Default" in the Liquidity Agreement.

          "Class A Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amounts on deposit in the Excess
Funding Account as of the end of the preceding Business
Day and (b) when used with respect to Principal
Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

          "Class A Funding Purchase" shall have the meaning specified in Section 4.14A of the Agreement.

          "Class A Interest" shall mean the interest distributable in respect of the Class A Certificate as calculated in accordance with subsection 4.6(a) of the Agreement.

          "Class A Interest Adjustment" shall have the meaning specified in Section 4.6A of the Agreement.

          "Class A Interest Shortfall" shall have the meaning specified in subsection 4.6(a) of the Agreement.

          "Class A Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the principal amount of Class A Certificates purchased pursuant to any Class A Funding Purchase pursuant to
Section 4.14A(b) of the Agreement, plus (b) the aggregate amount of all Class A Pre-Funding Withdrawals pursuant to
Section 4.15 of the Agreement, minus (c) the aggregate amount of principal payments (except principal payments, if any, made from the Pre-Funding Account) made to Class A
Certificateholders prior to such Business Day, minus (d) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, plus (e) the sum of the aggregate amount allocated with respect to Class A
Investor Charge-Offs and available on all prior
Distribution Dates pursuant to subsection 4.9(a)(viii) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and Section 4.16 of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d) plus (f) the aggregate principal amount of any Additional Class A
Invested Amounts purchased pursuant to Section 6.15 of the Agreement.

          "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.13(d) of the Agreement.

          "Class A Investor Percentage" shall mean, for any Business Day, (a) with respect to Imputed Yield
Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period (except for any portion of the Revolving Period that occurs during the Class A Pay Down Period), the Class A Floating
Allocation Percentage and (b) with respect to Principal
Receivables during the Amortization Period and the Class A
Pay Down Period, the ABC Fixed/Floating Allocation
Percentage.

          "Class A Maximum Invested Amount" shall mean
$412,400,000.

          "Class A Outstanding Principal Amount" shall mean with respect to the Class A Certificate, when used with respect to any Business Day, an amount equal to (a) the principal amount of Class A Certificates purchased pursuant to any Class A Funding Purchase pursuant to
Section 4.14A(b) of the Agreement, or (b) the aggregate amount of the Class A Pre-Funding Deposit pursuant to
Section 4.14 of the Agreement, plus (c) the aggregate principal amount of any Additional Class A Invested
Amounts purchased by the Class A Certificateholder on or prior to such Business Day pursuant to Section 6.15 of the Agreement minus (d) the aggregate amount of principal payments made to the Class A Certificateholder on or prior to such Business Day.

          "Class A Pay Down Period" shall have the meaning specified in Section 8A of this Series Supplement.

          "Class A Percentage" shall mean a fraction the numerator of which is the Class A Invested Amount and the denominator of which is the sum of the Class A Invested
Amount, the Class B Invested Amount and the Class C
Invested Amount.

          "Class A Pre-Funded Amount" shall mean on any date of determination in the Pre-Funding Period an amount equal to the Class A Pre-Funding Deposit minus the aggregate amount of all Class A Pre-Funding Withdrawals and at all other times an amount equal to zero.

          "Class A Pre-Funding Deposit" shall have the meaning specified in Section 4.14 of the Agreement.

          "Class A Pre-Funding Withdrawal" shall have the meaning specified in Section 4.15 of the Agreement.

          "Class A Principal" shall mean the principal distributable in respect of the Class A Certificate as calculated in accordance with subsection 4.7(a) of the Agreement.

          "Class A Purchase Agreement" shall mean the
Class A Purchase Agreement, dated as of November 15, 1994, between Fingerhut Owner Trust and the Transferor, as the same may from time to time be amended, restated, modified and in effect.

          "Class A Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the amount described in subsection 4.9(a)(i)(y) for such Business
Day, (ii) if Fingerhut or an Affiliate of Fingerhut is no longer the Servicer, the Class A Floating Allocation
Percentage of the Daily Portion of the Servicing Fee for the then current Monthly Period, (iii) the Class A
Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period and (iv) on each Transfer Date the Class A
Percentage of the Series Allocation Percentage of the Adjustment Payment required to be made by the Transferor but not made on such Transfer Date over (y) the Available
Series 1994-2 Imputed Yield Collections plus any Excess
Imputed Yield Collections from other Series and any Transferor Imputed Yield Collections allocated with respect to the amounts described in clauses (x)(i) through
(iv).

          "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b) of the Agreement.

          "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

          "Class B Certificateholders' Interest" shall mean the portion of the Series 1994-2 Certificateholders'
Interest evidenced by the Class B Certificates.

          "Class B Certificate Rate" shall mean with respect to each Interest Accrual Period, a per annum rate
.625% in excess of LIBOR, as determined on the related
LIBOR Determination Date.

          "Class B Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

          "Class B Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(ii) of the Agreement.

          "Class B Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B
Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding
Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

          "Class B Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the end of the preceding
Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding
Account as of the end of the preceding Business Day and
(b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

          "Class B Full Invested Amount" shall mean
$27,865,000.

          "Class B Funding Purchase" shall have the meaning specified in Section 4.14A of the Agreement.

          "Class B Interest" shall mean the interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b) of the Agreement.

          "Class B Interest Adjustment" shall have the meaning specified in Section 4.6A of the Agreement.

          "Class B Interest Shortfall" shall have the meaning specified in subsection 4.6(b) of the Agreement.

          "Class B Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the principal amount of Class B Certificates purchased pursuant to any Class B Funding Purchase pursuant to
Section 4.14A(b) of the Agreement plus (b) the aggregate amount of all Class B Pre-Funding Withdrawals pursuant to
Section 4.15 of the Agreement, minus (c) the aggregate amount of principal payments (except principal payments, if any, made from the Pre-Funding Account) made to Class B
Certificateholders prior to such Business Day, minus (d) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Reallocated Class B Principal Collections for which neither the Class D Invested Amount nor the Class C
Invested Amount has been reduced for all prior Business
Days, and plus (f) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xi) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and Section 4.16 of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

          "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.13(c) of the Agreement.

          "Class B Investor Percentage" shall mean, for any Distribution Date, (a) with respect to Imputed Yield
Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the
Class B Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization
Period, the ABC Fixed/Floating Allocation Percentage.


          "Class B Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the principal amount of Class B
Certificates purchased pursuant to any Class B Funding
Purchase pursuant to Section 4.14A(b) of the Agreement or
(b) the aggregate amount of all Class B Pre-Funding
Deposits pursuant to Section 4.14 of the Agreement, minus
(c) the aggregate amount of principal payments made to Class B Certificateholders prior to such Business Day.

          "Class B Percentage" shall mean a fraction the numerator of which is the Class B Invested Amount and the denominator of which is the sum of the Class A Invested
Amount, the Class B Invested Amount and the Class C
Invested Amount.

          "Class B Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class B Invested
Amount as of the last day of the related Monthly Period
(determined after taking into account any increases or decreases in the Class B Invested Amount which will occur on the following Distribution Date) to the highest Class B
Invested Amount on or prior to the last day of such Monthly Period during the Revolving Period.

          "Class B Pre-Funded Amount" shall mean on any date of determination in the Pre-Funding Period an amount equal to the Class B Pre-Funding Deposit minus the aggregate amount of all Class B Pre-Funding Withdrawals and at all other times an amount equal to zero.

          "Class B Pre-Funding Deposit" shall have the meaning specified in Section 4.14 of the Agreement.

          "Class B Pre-Funding Withdrawal" shall have the meaning specified in Section 4.15 of the Agreement.

          "Class B Principal" shall mean the principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b) of the Agreement.

          "Class B Principal Payment Commencement Date" shall mean the earlier of (a) the first Distribution Date in an Amortization Period on which the Class A Invested
Amount equals or is reduced to zero or, if there are no Principal Collections allocable to the Series 1994-2
Certificates remaining after payments have been made to the Class A Certificate on such Distribution Date, the
Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2,
12.1 or 12.2 of the Agreement or Section 3 of this Series
Supplement.

          "Class B Purchase Agreement" shall mean the
Class B Purchase Agreement, dated as of November 15, 1994, between the Transferor and the purchasers of the Class B
Certificates specified therein, as the same may from time to time be amended, restated, modified and in effect.

          "Class B Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the Daily
Portion of the Class B Interest for the then current
Monthly Period, (ii) any Carryover Class B Interest previously due but not paid to the Class B
Certificateholders on a prior Business Day, (iii) if Fingerhut or an Affiliate of Fingerhut is no longer the Servicer, the Class B Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period,
(iv) the Class B Floating Allocation Percentage of the
Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period and (v) the Class B Percentage of the Series Allocation Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related Transfer Date over (y) the Available Series 1994-2
Imputed Yield Collections plus any Excess Imputed Yield
Collections from other Series and any Transferor Imputed
Yield Collections allocated with respect to the amounts described in clauses (x)(i) through (v).

          "Class C Additional Interest" shall have the meaning specified in subsection 4.6(c) of the Agreement.

          "Class C Certificateholder" shall mean the Person in whose name a Class C Certificate is registered in the Certificate Register.

          "Class C Certificateholders' Interest" shall mean the portion of the Series 1994-2 Certificateholders'
Interest evidenced by the Class C Certificates.

          "Class C Certificate Rate" shall mean with respect to each Interest Accrual Period, a per annum rate
.75% in excess of LIBOR as determined on the related LIBOR
Determination Date.

          "Class C Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

          "Class C Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(iii) of the Agreement.

          "Class C Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class C
Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding
Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

          "Class C Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount as of the end of the preceding
Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding
Account as of the end of the preceding Business Day and
(b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

          "Class C Full Invested Amount" shall mean
$50,157,000.

          "Class C Funding Purchase" shall have the meaning specified in Section 4.14A of the Agreement.

          "Class C Interest" shall mean the interest distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.6(c) of the Agreement.

          "Class C Interest Adjustment" shall have the meaning specified in Section 4.6A of the Agreement.

          "Class C Interest Shortfall" shall have the meaning specified in subsection 4.6(c) of the Agreement.

          "Class C Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the principal amount of Class C Certificates purchased pursuant to any Class C Funding Purchase pursuant to
Section 4.14A(b) of the Agreement or (b) the aggregate amount of all Class C Pre-Funding Withdrawals pursuant to
Section 4.15 of the Agreement, minus (c) the aggregate amount of principal payments (except principal payments, if any, made from the Pre-Funding Account) made to Class C
Certificateholders prior to such Business Day, minus (d) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Business Days and plus (f) the sum of the aggregate amount allocated and available on all prior
Business Days pursuant to subsection 4.9(a)(xii) of the Agreement (including amounts applied with respect thereto pursuant to subsection 4.19(b)) and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) and 4.19(b) and Section 4.16 of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

          "Class C Investor Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

          "Class C Investor Percentage" shall mean, for any Distribution Date, (a) with respect to Imputed Yield
Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the
Class C Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization
Period, the ABC Fixed/Floating Allocation Percentage.

          "Class C Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the principal amount of Class C
Certificates purchased pursuant to any Class C Funding
Purchase pursuant to Section 4.14A(b) of the Agreement plus (b) the aggregate amount of all Class C Pre-Funding
Deposits pursuant to Section 4.14 of the Agreement, minus
(c) the aggregate amount of principal payments made to Class C Certificateholders prior to such Business Day.

          "Class C Percentage" shall mean a fraction the numerator of which is the Class C Invested Amount and the denominator of which is the sum of the Class A Invested
Amount, the Class B Invested Amount and the Class C
Invested Amount.

          "Class C Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class C Invested
Amount as of the last day of the related Monthly Period
(determined after taking into account any increases or decreases in the Class C Invested Amount which will occur on the following Distribution Date) to the highest Class C
Invested Amount on or prior to the last day of such Monthly Period during the Revolving Period.

          "Class C Pre-Funded Amount" shall mean on any date of determination in the Pre-Funding Period an amount equal to the Class C Pre-Funding Deposit minus the aggregate amount of all Class C Pre-Funding Withdrawals and at all other times an amount equal to zero.

          "Class C Pre-Funding Deposit" shall have the meaning specified in Section 4.14 of the Agreement.

          "Class C Pre-Funding Withdrawal" shall have the meaning specified in Section 4.15 of the Agreement.

          "Class C Principal" shall mean the principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.7(c) of the Agreement.

          "Class C Principal Payment Commencement Date" shall mean the earlier of (a) the first Distribution Date in an Amortization Period on which the Class B Invested
Amount is paid in full or, if there are no Principal
Collections allocable to the Series 1994-2 Certificates remaining after payments have been made to the Class B
Certificates on such Distribution Date, the Distribution
Date following the Distribution Date on which the Class B
Invested Amount is paid in full and (b) the Distribution
Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

          "Class C Purchase Agreement" shall mean the
Class C Purchase Agreement, dated as of November 15, 1994, between the Transferor and the Class C Certificate purchasers specified therein, as the same may from time to time be amended, restated, modified and in effect.

          "Class C Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class C Interest for the then current Monthly Period, (ii) any Carryover
Class C Interest previously due but not paid to the Class
C Certificateholders on a prior Distribution Date, (iii) if Fingerhut or an Affiliate of Fingerhut is no longer the Servicer, the Class C Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period,
(iv) the Class C Floating Allocation Percentage of the
Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period and (v) the Class C Percentage of the Series Allocation Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related Transfer Date over (y) the Available Series 1994-2
Imputed Yield Collections plus any Excess Imputed Yield
Collections from other Series and any Transferor Imputed
Yield Collections allocated with respect to the amounts described in clauses (x)(i) through (v).

          "Class C Reserve Account" shall have the meaning specified in subsection 4.19(a) of the Agreement.

          "Class C Trigger Event" shall have the meaning specified in Section 4.18 of the Agreement.

          "Class D Certificateholder" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

          "Class D Certificateholders' Interest" shall mean the portion of the Series 1994-2 Certificateholders'
Interest evidenced by the Class D Certificates.

          "Class D Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4 hereto.

          "Class D Daily Principal" shall have the meaning specified in Section 4.7(d) of the Agreement.

          "Class D Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D
Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding
Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

          "Class D Floating Allocation Percentage" shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount as of the end of the preceding
Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

          "Class D Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) upon the initial issuance of the Class D Certificates the initial amount designated by the Transferor (which shall not be less than the Stated Class D Amount), plus (b) the aggregate principal amount of any Additional Class D
Invested Amounts pursuant to Section 6.16 of the Agreement, minus (c) the aggregate amount of principal payments made to Class D Certificateholders prior to such Business Day, minus (d) the aggregate amount of Class D
Investor Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Reallocated Principal
Collections for all prior Business Days, plus (f) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xiii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

          "Class D Investor Charge-Offs" shall have the meaning specified in subsection 4.13(a) of the Agreement.

          "Class D Investor Default Amount" shall mean for any Business Day an amount equal to the product of (a) the Class D Floating Allocation Percentage applicable on such
Business Day and (b) the aggregate Default Amount identified since the prior reporting date.

          "Class D Investor Percentage" shall mean, for any Business Day, (a) with respect to Imputed Yield
Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the
Class D Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization
Period, the Class D Fixed/Floating Allocation Percentage.

          "Class D Maximum Required Amount" shall mean
$66,876,000.

          "Class D Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) upon the initial issuance of the Class
D Certificates, the initial amount designated by the Transferor (which shall not be less than the Stated Class
D Amount), plus (b) the aggregate principal amount of any Additional Class D Invested Amounts pursuant to Section
6.16 of the Agreement, minus (c) the aggregate amount of principal payments made to Class D Certificateholders prior to such Business Day.

          "Class D Principal" shall mean the principal distributable in respect of the Class D Certificates as specified in subsection 4.7(d) of the Agreement.

          "Class D Principal Payment Commencement Date" shall mean the earlier of (a) the first Distribution Date on which the Class C Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1994-2 Certificates remaining after payments have been made to the Class C Certificates on such Distribution
Date, the Distribution Date following the Distribution
Date on which the Class C Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections
2.4(e), 9.2, 10.2, 12.1 and 12.2 of the Agreement and
Section 3 of this Series Supplement.

          "Closing Date" shall mean the date of initial issuance of Certificates of Series 1994-2.

          "Collateral Trust Agreement" shall mean the Collateral Trust Agreement dated as of November 15, 1994, between Fingerhut Owner Trust and State Street Bank and
Trust Company, as Collateral Trustee, as the same may from time to time be amended, restated, modified and in effect.

          "Commercial Paper" shall mean the promissory notes issued by the CP Issuer in the commercial paper market pursuant to the Liquidity Agreement and the Depositary Agreement.

          "Cost of Funds" shall mean with respect to any day the sum of (a) the greater of (i) interest on Loans outstanding and the Interest Component of outstanding
Commercial Paper accrued with respect to such day and ii)
(ii) the Servicer's written estimate delivered to the Trustee on the first Business Day preceding the first day of the then current Monthly Period, as may be modified from time to time during such Monthly Period, of the average daily amount of interest that will accrue on the Loans and the Commercial Paper during such Monthly Period;
provided, however, that the amount determined pursuant to this clause (a) (ii) shall not exceed on any day (I) the product of (x) the sum of the aggregate outstanding principal amount of the Loans and the aggregate Principal
Component of the Commercial Paper outstanding on the preceding Business Day, (y) the greater of (A) LIBOR prevailing on such preceding Business Day plus .75% and
(B) 12% and (z) a fraction the numerator of which is one and the denominator of which is the actual number of days in the then current calendar year minus (II) the sum of the amount determined pursuant to clause (b) below and the Total Program Fees for such day, (b) the amount of any Commitment Fees (as defined in the Liquidity Agreement) accrued with respect to such day pursuant to Section 2.9 of the Liquidity Agreement with respect to Utilized
Available Commitments (as defined in the Liquidity
Agreement), and (c) the Daily Portion of the Interest
Amount (as defined in the Owner Trust Agreement) accrued with respect to such day.

          "CP Issuer" shall mean Fingerhut Owner Trust, a
Delaware business trust.

          "Daily Portion" shall mean, with respect to any amount determined pursuant hereto, the product of such amount and a fraction the numerator of which shall be the number of days from and including the preceding Business
Day to but excluding such Business Day and the denominator of which shall be the number of days in the then current
Monthly Period.

          "Defeasance Account" shall have the meaning specified in Section 9A of this Series Supplement.

          "Defeasance Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Defeasance Account on such date of determination.

          "Depositary" shall mean BankAmerica National
Trust Company, any successor to the Depositary or such other banking institution as the CP Issuer shall appoint, with the prior written consent of the Majority Lenders (as defined in the Liquidity Agreement).

          "Depositary Agreement" shall mean the Depositary
Agreement, dated as of November 15, 1994, between the CP
Issuer and the Depositary, as the same may from time to time be amended, restated, modified and in effect.

          "Distribution Date" shall mean December 20,
1994, and the twentieth day of each month thereafter, or if such day is not a Business Day, the next succeeding
Business Day; provided, however, that solely with respect to the payment of principal with respect to the Class B
Certificates, Class C Certificates and Class D
Certificates during the Amortization Period, Distribution
Date shall mean the first Business Day of each Monthly
Period beginning with the Monthly Period next succeeding the Monthly Period in which the Amortization Period
Commencement Date occurs; provided further, that the final
Distribution Date with respect to the payment of principal and interest shall be the Scheduled Series 1994-2
Termination Date.

          "Early Amortization Period" shall mean the period beginning on the day on which a Pay Out Event occurs or is deemed to have occurred and ending on the earlier of (i) the date on which the Class A Invested
Amount, the Class B Invested Amount, the Class C Invested
Amount and the Class D Invested Amount have been paid in full and (ii) the Series 1994-2 Termination Date.

          "Election Date" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Election Notice" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Enhancement" shall mean, with respect to the Class A Certificate, the subordination of the Class B
Invested Amount, the Class C Invested Amount, and the
Class D Invested Amount, with respect to the Class B
Certificates, the subordination of the Class C Invested
Amount and the Class D Invested Amount, and with respect to the Class C Certificates, the subordination of the Class D Invested Amount.

          "Excess Imputed Yield Collections" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a)(xxii) of the Agreement allocated to the Series 1994-2
Certificates but available to cover shortfalls in amounts paid from Imputed Yield Collections for other Series, if any, or (y) the aggregate amount of Imputed Yield
Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1994-2 Certificates.

          "Expense Reserve Account" shall have the meaning specified in subsection 4.21(a) of the Agreement.

          "Expense Reserve Trigger" shall have the meaning specified in Section 4.20 of the Agreement.

          "Extension" shall mean the procedure by which the Investor Certificateholders consent to the extension of the Revolving Period to the new Amortization Period
Commencement Date set forth in the Extension Notice, pursuant to Section 6.17 of the Agreement.

          "Extension Date" shall mean October 24, 1997 or if an Extension has already occurred, the date of the next
Extension Date set forth in the Extension Notice relating to the Extension then in effect (or, if any such date is not a Business Day, the next preceding Business Day).

          "Extension Notice" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Extension Opinion" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Extension Tax Opinion" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Face Amount" shall mean (i) with respect to Commercial Paper issued on a discount basis, the face amount stated therein, and (ii) with respect to Commercial
Paper which is interest-bearing, the principal amount of and interest accrued and to accrue on such Commercial
Paper to its stated maturity.

          "FCI Note" shall have the meaning specified in
Section 18 of this Series Supplement.

          "FCI Note Required Amount" shall have the meaning specified in Section 18 of this Series Supplement.

          "Fingerhut Owner Trust" shall mean the owner trust created pursuant to the Owner Trust Agreement.

          "Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate allocation percentages with respect to Principal Receivables for all Series; provided, however, that during any Class A Pay Down Period, the numerator used in the above calculation shall be the sum of the Class A Invested Amount, the Class B Invested
Amount and the Class C Invested Amount as of the day immediately preceding the commencement of the Class A Pay
Down Period.

          "Floating Allocation Percentage" shall mean for any Business Day the sum of the applicable Class A
Floating Allocation Percentage, Class B Floating
Allocation Percentage, Class C Floating Allocation
Percentage, and Class D Floating Allocation Percentage for such Business Day.

          "Interest Accrual Period" shall mean a Monthly
Period and, with respect to a Distribution Date, the preceding Monthly Period; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to and including the last day of the Monthly Period preceding the initial Distribution Date.

          "Interest Component" shall mean, with respect to any Commercial Paper (i) issued on a discount basis, the portion of the Face Amount of such Commercial Paper representing the discount incurred in respect thereof and
(ii) issued on an interest-bearing basis, the interest payable on such Commercial Paper (in each case including the related Commercial Paper dealer fees payable in connection with the issuance of such Commercial Paper).

          "Interest Rate Caps" shall mean the interest rate caps provided pursuant to Cap Agreements by one or more Cap Providers to the Trustee on behalf of any of the Certificateholders which shall entitle the Trust to receive monthly payments equal to the product of (i) the positive difference, if any, between LIBOR in effect for each applicable Interest Period and 11.20%, (ii) the notional amount of such interest rate cap and (iii) the actual number of days in the Interest Period divided by 360.

          "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of
(a) the Class A Invested Amount as of such Business Day,
(b) the Class B Invested Amount as of such Business Day,
(c) the Class C Invested Amount as of such Business Day and (d) the Class D Invested Amount as of such Business
Day; provided, however, that for purposes of determining the Servicing Fee and the Aggregate Invested Amount, the
Invested Amount shall mean an amount equal to the sum of
(a) the Class A Adjusted Invested Amount as of such
Business Day, (b) the Class B Invested Amount as of such
Business Day, (c) the Class C Invested Amount as of such
Business Day and (d) the Class D Invested Amount as of such Business Day.

          "Investment Earnings" shall mean, with respect to any Business Day, the investment earnings on amounts on deposit in (i) the Pre-Funding Account, deposited in the Collection Account pursuant to subsection 4.14(d), (ii) the Class C Reserve Account, deposited in the Collection
Account pursuant to subsection 4.19(c), (iii) the Expense
Reserve, deposited in the Collection Account pursuant to subsection 4.21(c), (iv) the Payment Reserve Account, deposited in the Collection Account pursuant to subsection
4.22(d) and (v) the Defeasance Account, deposited in the Collection Account pursuant to subsection 9A(a).

          "Investment Period" shall have the meaning specified in Section 4.14A of this Series Supplement.

          "Investor Certificateholder" shall mean the
Holder of record of an Investor Certificate of Series 1994-
2.

          "Investor Certificates" shall mean the Class A
Certificate, the Class B Certificates, the Class C
Certificates and the Class D Certificates.

          "Investor Charge-Offs" shall mean the sum of Class A Investor Charge-Offs, Class B Investor Charge-
Offs, Class C Investor Charge-Offs and Class D Investor
Charge-Offs.

          "Investor Default Amount" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount identified since the prior reporting date and the Floating Allocation Percentage applicable for such Business Day.

          "Investor Percentage" shall mean for any Business Day, (a) with respect to Imputed Yield
Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period (except, with respect to the Class A Certificates, for any portion of the Revolving Period that occurs during the Class A Pay
Down Period), the Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period and the Class A Pay Down Period, the
Fixed/Floating Allocation Percentage.

          "LIBOR" shall mean, for any Interest Accrual
Period, the London interbank offered quotations for one-month Dollar deposits determined by the Trustee for each Interest Accrual Period in accordance with the provisions of Section 4.17 of the Agreement.

          "LIBOR Determination Date" shall mean the second
Business Day prior to the commencement of each Interest
Accrual Period; provided, however, that with respect to the initial Interest Accrual Period for the Class C
Certificates, LIBOR Determination Date shall mean a date selected by the Transferor which shall not be in excess of two Business Days prior to the date of initial issuance of Certificates of the applicable Class. For purposes of this definition, a Business Day is any day on which banks in London and New York are open for the transaction of international business.

          "Liquidity Agreement" shall mean the Liquidity
Agreement, dated as of November 15, 1994, by and among the CP Issuer, the several banks signatory thereto, and Chemical Bank, as Administrative Agent, as the same may from time to time be amended, restated, modified and in effect.

          "Loans" shall mean any loans made pursuant to the Liquidity Agreement.

          "Minimum Retained Percentage" shall mean 2%.

          "Minimum Transferor Percentage" shall mean 0%;
provided, however, that in certain circumstances such percentage may be increased.

          "Monthly Period" shall have the meaning
specified in the Agreement, except that the first Monthly
Period with respect to the Series 1994-2 Certificates shall begin on and include the Closing Date and shall end on and include the last day of the then current fiscal month of the Transferor.

          "Negative Carry Amount" shall have the meaning specified in subsection 4.10(a) of the Agreement.

          "Net ABC Revolving Principal Collections" shall have the meaning specified in Section 4.9(b) of the Agreement.

          "Owner Trust Agreement" shall mean the Owner
Trust Agreement, dated as of November 15, 1994, between
Fingerhut Receivables, Inc., as Depositor, and Wilmington
Trust Company as Owner Trustee, as the same may from time to time be amended, restated, modified and in effect.

          "Paying Agent" shall mean, for the Series 1994-2
Certificates, The Bank of New York.

          "Payment Reserve Account" shall have the meaning specified in subsection 4.22 of the Agreement.

          "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1994-2 Pay Out
Event is deemed to occur pursuant to Section 8 of this Series Supplement.

          "Percentage" for each Bank shall mean its "Commitment Percentage" as defined in Section 1.1 of the Liquidity Agreement.

          "Portfolio Yield" shall mean for the Series 1994-
2 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1994-2 Imputed Yield
Collections for such Monthly Period (minus the Floating
Allocation Percentage of the portion of Imputed Yield
Collections for such period described in clause (D) of the definition thereof and minus the amounts on deposit in the Payment Reserve Account, if any), calculated on a cash basis, minus the aggregate Investor Default Amount for such Monthly Period and the Series Allocation Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Pooling and Servicing Agreement for such Monthly Period, and the denominator of which is the average daily Invested Amount plus the Pre-Funded Amount for such Monthly Period.

          "Pre-Funded Amount" shall mean at any time the sum of the Class A Pre-Funded Amount, the Class B Pre-
Funded Amount and the Class C Pre-Funded Amount.

          "Pre-Funding Account" shall mean the Pre-Funding
Account established and maintained pursuant to Section
4.14 of the Agreement.

          "Pre-Funding Period" shall mean the period, if any, specified in subsection 4.14(a) of the Agreement.

          "Principal Shortfalls" shall mean on any Business Day (i) after the Amortization Period
Commencement Date, the Invested Amount of the class then receiving principal payments after the application of Principal Collections on such Business Day and (ii) during the Class A Pay Down Period, the Class A Invested Amount after the application of Principal Collections on such Business Day.

          "Qualified Substitute Arrangement" shall have the meaning specified in Section 3A(d) of this Series
Supplement.

          "Rating Agency" shall mean Standard & Poor's
Ratings Group, a division of McGraw-Hill, and Moody's
Investors Service, Inc.

          "Reallocated Class B Principal Collections" shall have the meaning specified in subsection 4.16(c) of the Agreement.

          "Reallocated Class C Principal Collections" shall have the meaning specified in subsection 4.16(b) of the Agreement.

          "Reallocated Class D Principal Collections" shall have the meaning specified in subsection 4.16(a) of the Agreement.

          "Reallocated Principal Collections" shall mean the sum of Reallocated Class B Principal Collections,
Reallocated Class C Principal Collections and Reallocated
Class D Principal Collections.

          "Reference Banks" shall mean four major banks in the London interbank market selected by the Trustee.

          "Replacement Interest Rate Cap" shall mean one or more Interest Rate Caps, which in combination with all other Interest Rate Caps then in effect, after giving effect to any planned cancellations of any presently outstanding Interest Rate Caps satisfies the Transferor's covenant contained in Section 3A of this Series Supplement to maintain Interest Rate Caps.

          "Required Amount" shall have the meaning specified in Section 4.10 of the Agreement.

          "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

          "Scheduled Series 1994-2 Termination Date" shall mean October 29, 2001, unless a different date shall be set forth in any Extension Notice.

          "Series 1994-1 Supplement" shall mean the Series
1994-1 Supplement, dated as of June 29, 1994 by and among Fingerhut Receivables, Inc., as Transferor, Fingerhut
Corporation, as Servicer, and The Bank of New York
(Delaware), as Trustee under the Agreement.

          "Series 1994-2" shall mean the Series of the Fingerhut Master Trust represented by the Series 1994-2
Certificates.

          "Series 1994-2 Certificates" shall mean the Class A Certificate, the Class B Certificates, the Class C
Certificates and the Class D Certificate.

          "Series 1994-2 Certificateholder" shall mean the holder of record of any Series 1994-2 Certificate.

          "Series 1994-2 Certificateholders' Interest" shall have the meaning specified in Section 4.4 of the Agreement.

          "Series 1994-2 Pay Out Event" shall have the meaning specified in Section 8 of this Series Supplement.

          "Series 1994-2 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution
Date on which the Series 1994-2 Certificates are paid in full, or (ii) the Scheduled Series 1994-2 Termination
Date.

          "Series Servicing Fee Percentage" shall mean
2.00% per annum.

          "Servicing Fee" shall mean for any Monthly
Period, an amount equal to the product of (i) one-twelfth,
(ii) the applicable Series Servicing Fee Percentage and
(iii) the Invested Amount as of the last day of the preceding Monthly Period, or, in the case of the first
Distribution Date, the Invested Amount on the Closing
Date.

          "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 1994-2 Certificates which, in accordance with subsections 4.9(b), 4.9(c)(v), and 4.9(e)(ii) of the Agreement, may be applied in accordance with Section
4.3(e) of the Agreement or (b) the amounts allocated to the investor certificates (other than Transferor Retained
Certificates) of other Series which the applicable Series
Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1994-
2 Certificates.

          "Specified Class C Reserve Amount" shall mean the amount, if any, which if added to the numerator of the Target Percentage would cause such percentage to be equal to 5%.

          "Stated Class D Amount" shall mean on any date of determination the greater of (i) zero and (ii) a number rounded to the nearest dollar obtained by multiplying the sum of the Class A Invested Amount, the Class B Invested
Amount and the Class C Invested Amount by a fraction the numerator of which is 12 and the denominator of which is 88; provided, however, that in no event shall the Stated
Class D Amount exceed the Class D Maximum Required Amount;
and provided further that during any Early Amortization
Period or Class A Pay Down Period the Stated Class D
Amount shall be equal to the Stated Class D Amount immediately preceding the commencement of the Early
Amortization Period or Class A Pay Down Period.

          "Target Percentage" shall have the meaning specified in Section 4.18 of the Agreement.

          "Termination Payment Date" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Scheduled
Series 1994-2 Termination Date.

          "Total Program Fees" shall mean with respect to any day, recurring fees payable to the Collateral Trustee
(as defined in the Liquidity Agreement), the Owner Trustee
(as defined in the Liquidity Agreement), the Administrative Agent (as defined in the Liquidity
Agreement) and the Depositary and Basic Administration
Fees (as defined in the Collateral Trust Agreement) that arise or accrue on such day.

          "Transferor Imputed Yield Collections" shall mean on any Business Day the product of (a) the Imputed
Yield Collections for such Business Day, (b) the
Transferor Percentage and (c) the Series Allocation
Percentage.

          "Transferor Retained Certificates" shall mean investor certificates of any Series, including the Class D
Certificates, which the Transferor retains, but only to the extent that and for so long as the Transferor is the Holder of such Certificates.

     3.    Reassignment Terms.  The Series 1994-2
Certificates shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B
Invested Amount and the Class C Invested Amount is reduced to an amount less than or equal to 10% of the sum of the highest Class A Invested Amount, the highest Class B
Invested Amount and the highest Class C Invested Amount during the Revolving Period. The deposit required in connection with any such termination and final distribution shall be equal to the sum of the Class A
Invested Amount, the Class B Invested Amount and the Class
C Invested Amount plus accrued and unpaid interest on the Series 1994-2 Certificates through the day prior to the Distribution Date on which the final distribution occurs.

          SECTION 3A.  Conveyance of Interest in Interest
Rate Cap; Cap Proceeds Account. (a) The Transferor hereby covenants and agrees that, on or prior to the issuance of any of the Class C Certificates, it shall obtain and at all times prior to the close of business on the Series 1994-2 Termination Date maintain one or more
Interest Rate Caps whose notional amounts singly or taken as a group equal or exceed the Aggregate ABC Principal
Amount. The Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien
(free and clear of all other Liens) to the Trustee for the benefit of the Series 1994-2 Certificateholders, in all of the Transferor's right, title and interest now existing or hereafter arising in and to the Cap Agreements and the Interest Rate Caps arising thereunder, together with the Cap Proceeds Account and all other proceeds thereof, as collateral security for the benefit of the Series 1994-2
Certificateholders. The Transferor hereby further agrees to execute all such instruments, documents and financing statements and take all such further action requested by the Trustee to evidence and perfect the assignment of the Cap Agreements and the Interest Rate Caps pursuant to this
Section 3A.  The Transferor agrees that each Interest Rate
Cap shall provide for payments to the Trustee and that the Trust's interest in respect of such payments shall be deposited into the Cap Proceeds Account.

          (b)  The Trustee, for the benefit of the Series
1994-2 Certificateholders, shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Certificateholders, a certain segregated trust account
(the "Cap Proceeds Account"). All amounts paid pursuant to the Interest Rate Caps or any Qualified Substitute
Arrangement on any Business Day (a "Cap Settlement Date") shall be deposited in the Cap Proceeds Account. Funds in the Cap Proceeds Account shall be invested at the direction of the Servicer, in Cash Equivalents with maturities not later than the next succeeding Business
Day. Any earnings on such invested funds shall be deposited and held in the Cap Proceeds Account and applied in the same manner and priority as payments pursuant to the Interest Rate Caps.

          (c) In the event that the Cap Provider defaults in its obligation to make a payment to the Trustee under one or more Cap Agreements on any Cap Settlement Date, the Trustee shall make a demand on such Cap Provider, or any guarantor, if applicable, demanding payment by 12:30 p.m., New York time, on such date. The Trustee shall give notice to the Certificateholders upon the continuing failure by any Cap Provider to perform its obligation during the two Business Days following a demand made by the Trustee on such Cap Provider, and shall take such action with respect to such continuing failure directed to be taken by the Certificateholders.

          (d) In the event that the senior unsecured debt rating of a Cap Provider is withdrawn or reduced below AA by Standard & Poor's or is withdrawn or reduced below Aa2 by Moody's, then within 30 days after receiving notice of such decline in the creditworthiness of the Cap Provider as determined by the Rating Agency, either (x) the Cap
Provider, with the prior written confirmation of the Rating Agency that such arrangement will not result in the reduction or withdrawal of the rating of the Class A
Certificates, the Class B Certificates or the Class C
Certificates, will enter into an arrangement the purpose of which shall be to assure performance by the Cap
Provider of its obligations under the Interest Rate Cap;
or (y) the Servicer shall at its option either (i) with the prior written confirmation of the Rating Agency that such action will not result in a reduction or withdrawal of the rating of the Class A Certificates, the Class B
Certificates or the Class C Certificates, (A) cause the
Cap Provider to pledge securities in the manner provided by applicable law or (B) if permitted to do so, itself pledge or cause to be pledged securities, which shall be held by the Trustee or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing the Cap Provider's performance of its obligations under the applicable Interest Rate Cap, or (ii) provided that a Replacement Interest Rate Cap or Qualified Substitute
Arrangement meeting the requirements of Section 3A(e) has been obtained, direct the Trustee (A) to provide written notice to the Cap Provider of its intention to terminate the applicable Interest Rate Cap within such 30-day period and (B) to terminate the applicable Interest Rate Cap within such 30-day period, to request the payment to it of all amounts due to the Trust under the applicable Interest
Rate Cap through the termination date and to deposit any such amounts so received, on the day of receipt, to the Cap Proceeds Account for the benefit of the Certificateholders, or (iii) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section
3A(d)) satisfactory to the Rating Agency such that the Rating Agency will not reduce or withdraw the rating of the Class A Certificates, the Class B Certificates or the
Class C Certificates (a "Qualified Substitute
Arrangement"); provided, however, that in the event at any time any alternative arrangement established pursuant to clause (x) or (y)(i) or (y)(iii) above shall cease to be satisfactory to the Rating Agency then the provisions of this Section 3A(d) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Servicer receives notice of such cessation or termination, as the case may be.

          (e) Unless an alternative arrangement pursuant to clause (x) or (y)(i) of Section 3A(d) is being established, the Servicer shall use its best efforts to obtain a Replacement Interest Rate Cap or Qualified
Substitute Arrangement meeting the requirements of this
Section 3A(e) during the 30-day period referred to in
Section 3A(d).  The Trustee shall not terminate the
Interest Rate Cap unless, prior to the expiration of the 30-day period referred to in said Section 3A(d), the Servicer delivers to the Trustee (i) a Replacement
Interest Rate Cap or Qualified Substitute Arrangement,
(ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap or Qualified Substitute Arrangement, as the case may be, and (iii) a letter from the Rating Agency confirming that the termination of the Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement will not adversely affect its rating of the Class A Certificates, the Class B
Certificates or the Class C Certificates.

          (f) The Servicer shall notify the Trustee and the Rating Agency within five Business Days after obtaining knowledge that the senior unsecured debt rating of the Cap Provider has been withdrawn or reduced by Standard & Poor's or Moody's.

          (g) Notwithstanding the foregoing, the Servicer may at any time obtain a Replacement Interest Rate Cap, provided that the Servicer delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap and (ii) a letter from the Rating Agency confirming that the termination of the then current Interest Rate Cap and its replacement with such Replacement Interest Rate Cap will not adversely affect its rating of the Class A Certificates, the Class B
Certificates or the Class C Certificates.

          (h) The Trustee hereby appoints the Servicer to perform the duties of the calculation agent under the Interest Rate Cap and the Servicer accepts such appointment.

          (i)  The Trustee, on behalf of the
Certificateholders, upon notification from the Servicer shall, sell all or a portion of the Interest Rate Caps subject to the following conditions having been met:

               (x)  the Aggregate Interest Rate Caps
Notional Amount after giving effect to such sale shall equal or exceed the Aggregate ABC Principal Amount as of the date of such sale after giving effect to all payments and allocations made pursuant to this Agreement;

               (y)  such sale will not result in a
downgrading or withdrawal of the then current rating on any class of the Certificates by the Rating Agencies; and

               (z)  the minimum notional amount
denomination of any Interest Rate Cap to be sold is $500,000.

          The Servicer shall have the duty of obtaining a fair market value price for the sale of the Trust's rights under any Interest Rate Cap, notifying the Trustee of prospective purchasers and bids, and selecting the purchaser of such Interest Rate Cap. The Trustee upon receipt of the purchase price in the Collection Account shall execute all documentation necessary to effect the transfer of the Trust's rights under the Interest Rate Cap and to release the Lien of the Trustee on the Interest
Rate Cap and proceeds thereof.

          Funds deposited in the Collection Account in respect of the sale of all or a portion of an Interest
Rate Cap shall be applied as Principal Collections allocable to Series 1994-2 and shall be applied on the next Distribution Date in accordance with subsections
4.7(a), (b) and (c) and 4.9(b), (c) and (e).

          4. Delivery and Payment for the Series 1994-
2 Certificates. The Transferor shall execute and deliver the Series 1994-2 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1994-2
Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

         5.       Form of Delivery of Series 1994-2
Certificates.  The Class A Certificate, the Class B
Certificates, the Class C Certificates and the Class D
Certificates shall be delivered as Registered Certificates as provided in Section 6.1 of the Agreement.

         6.       Article IV of Agreement.  Sections 4.1,
4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement
(except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1994-2 Certificates:


             II.  RIGHTS OF CERTIFICATEHOLDERS
        AND ALLOCATION AND APPLICATION OF COLLECTIONS

       A.       Rights of Certificateholders.  The Series
1994-2 Certificates shall represent undivided interests in the Trust, including the right to receive, to the extent necessary to make the required payments with respect to such Series 1994-2 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating
Allocation Percentage and the Fixed/Floating Allocation
Percentage (as applicable from time to time) of Collections (including Imputed Yield Collections) available in the Collection Account, (b) funds allocable to the Series 1994-2 Certificates on deposit in the Excess
Funding Account and (c) funds on deposit in the Interest
Funding Account, the Principal Account, the Distribution
Account, the Cap Proceeds Account, the Payment Reserve
Account, the Class C Reserve Account, the Pre-Funding
Account, the Defeasance Account and the Expense Reserve
Account (for such Series, the "Series 1994-2
Certificateholders' Interest").  The Class B Invested
Amount, the Class C Invested Amount and the Class D
Invested Amount shall be subordinated to the Class A
Certificate; the Class C Invested Amount and the Class D
Invested Amount shall be subordinated to the Class B
Certificates; and the Class D Invested Amount shall be subordinated to the Class C Certificates, in each case to the extent provided in this Article IV. The Class B
Certificates will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full. The Class C Certificates will not have the right to receive payments of principal until the Class A
Invested Amount and the Class B Invested Amount have been paid in full. Except in connection with a payment of Class D Daily Principal pursuant to subsection 4.9(g) of this Agreement, the Class D Certificates will not have the right to receive payments of principal until the Class A
Invested Amount, the Class B Invested Amount and the Class
C Invested Amount have been paid in full.

         B.       Collections and Allocation; Payments on
Exchangeable Transferor Certificate.

       a. Collections. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1994-2 Certificates, and all funds on deposit in the Interest Funding Account, the Principal
Account, the Pre-Funding Account, the Cap Proceeds
Account, the Distribution Account, the Payment Reserve
Account, the Defeasance Account, the Class C Reserve
Account and the Expense Reserve Account maintained for this Series, as described in this Article IV.

    b.     Payments to the Holder of the Exchangeable
Transferor Certificate.  On each Business Day, the
Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Series 1994-2
Certificates, and the Servicer shall allocate and pay
Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Certificate as follows:

     (1) For each Business Day with respect to the Revolving Period, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to
     (x) the product of the Class D Floating Allocation Percentage and the amount of Principal Collections on such Business Day, minus (y) the Reallocated Class D Principal Collections for such Business Day minus (z) the amount of any Class D Daily Principal for such Business Day;

          (2) For each Business Day with respect to the Amortization Period prior to the Business Day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to (x) the product of the Class D Fixed/Floating Allocation Percentage and the amount of Principal Collections on such Business Day minus
     (y) the Reallocated Class D Principal Collections for such Business Day minus (z) the amount of any Class D Daily Principal for such Business Day; and

          (3) For each Business Day on and after the day on which Principal Collections are being deposited in the Principal Account pursuant to Section 4.9(c)(iv), the amount of payments of Principal Collections made to the Holder of the Exchangeable Transferor Certificate shall be determined only as provided in subsection 4.3(b) of the Agreement.

          Notwithstanding the foregoing, amounts payable to the Transferor pursuant to subsection 4.5(b)(i) or (ii) shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

          The allocations to be made pursuant to this subsection 4.5(b) also apply to deposits into the Collection Account that are treated as Collections, including Adjustment Payments, payment of the reassignment price pursuant to Section 2.4(e) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.
Such deposits to be treated as Collections will be allocated as Imputed Yield Receivables or Principal
Receivables as provided in the Agreement.

          C.     Determination of Interest for the Series
1994-2 Certificates.  (a)  The amount of interest (the
"Class A Interest") allocable to the Class A Certificate with respect to any Business Day shall be an amount equal to the sum of (x) the Total Program Fees accrued from and including the preceding Business Day to but excluding such Business Day and (y) the product of (i) the Class A
Certificate Rate and (ii) a fraction the numerator of which is the actual number of days from and including the next preceding Business Day to but excluding such Business
Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class A Outstanding Principal
Amount as of the close of business on the preceding
Business Day.

          On each Business Day, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Interest for such Business Day plus the Class A Interest Shortfall for the preceding Business Day over (y) the amount available to be paid to the Class A Certificateholder in respect of Class A Interest on such Business Day. The
Class A Interest Shortfall shall initially be zero.

          b.     The amount of monthly interest (the
"Class B Interest") allocable to the Class B Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class B Certificate
Rate and (ii) a fraction the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 360 and (iii) the Class B
Invested Amount as of the close of business on the first day of such Interest Accrual Period; provided, however, that with respect to any Distribution Date related to the Pre-Funding Period the amount described in clause (iii) shall be the Class B Outstanding Principal Amount on the first day of the Pre-Funding Period.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount
(the "Class B Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class B Interest for the Interest Accrual Period applicable to the Distribution
Date over (y) the amount available to be paid to the Class
B Certificateholders in respect of interest on such Distribution Date. If there is a Class B Interest
Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B
Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class
B Certificateholders, equal to the product of (i) the Class B Certificate Rate plus 2% per annum and (ii) such
Class B Interest Shortfall remaining unpaid calculated on the basis of a fraction the numerator of which is the actual number of days in the related Interest Accrual
Period and the denominator of which is 360.
Notwithstanding anything to the contrary herein, Class B
Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

          c.    The amount of monthly interest (the
"Class C Interest") allocable to the Class C Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class C Certificate
Rate and (ii) a fraction the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 360 and (iii) the Class C
Invested Amount as of the close of business on the first day of such Interest Accrual Period; provided, however, that with respect to any Distribution Date related to the Pre-Funding Period the amount described in clause (iii) shall be the Class C Outstanding Principal Amount on the first day of the Pre-Funding Period.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount
(the "Class C Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class C Interest for the Interest Accrual Period applicable to the Distribution
Date over (y) the amount available to be paid to the Class
C Certificateholders in respect of interest on such Distribution Date. If there is a Class C Interest
Shortfall with respect to any Distribution Date, an additional amount ("Class C Additional Interest") shall be payable as provided herein with respect to the Class C
Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class C Interest Shortfall is paid to Class
C Certificateholders, equal to the product of (i) the Class C Certificate Rate plus 2% per annum and (ii) such
Class C Interest Shortfall remaining unpaid calculated on the basis of a fraction the numerator of which is the actual number of days in the related Interest Accrual
Period and the denominator of which is 360.
Notwithstanding anything to the contrary herein, Class C
Additional Interest shall be payable or distributed to Class C Certificateholders only to the extent permitted by applicable law.

          Section 4.6A  Determination of the Class A
Interest Adjustment. On each Business Day on which any obligations of the Trust to the Class A Certificateholders remain outstanding, the Servicer shall compute the excess, if any, of (i) the amount payable pursuant to subsection
4.9(a)(i) over (ii) the aggregate amounts actually paid to the Class A Certificateholders pursuant to subsection
4.9(a)(i) on such Business Day. The greater of zero and the amount of the excess, if any, computed in the immediately preceding sentence shall be the "Class A
Interest Adjustment" for such Business Day and the Servicer shall provide the Trustee with written notice by facsimile or otherwise of the Class A Interest Adjustment.
If the Class A Interest Adjustment is greater than zero, the Trustee shall withdraw from the Interest Funding
Account and deposit in the Distribution Account an amount equal to the lesser of the aggregate amounts deposited in the Interest Funding Account pursuant to subsections
4.9(a)(iii) and 4.9(a)(x) of the Agreement during the then current Monthly Period on and prior to such Business Day
(less the amount of any prior withdrawals therefrom pursuant to this third sentence of Section 4.6A on each prior Business Day in the then current Monthly Period) and the Class A Interest Adjustment (the greater of any such amount withdrawn and zero, the "Class C Interest
Adjustment" for such Business Day).  If the Class A
Interest Adjustment for such Business Day exceeds the Class C Interest Adjustment for such Business Day, the
Trustee shall withdraw from the Interest Funding Account and deposit in the Distribution Account an amount equal to the lesser of (i) the aggregate amounts deposited in the Interest Funding Account pursuant to subsection 4.9(a)(ii) and 4.9(a)(ix) of the Agreement during the then current
Monthly Period on and prior to such Business Day (less the amount of any prior withdrawals therefrom pursuant to this fourth sentence of Section 4.6A on each prior Business Day in the then current Monthly Period and (ii) the difference between the Class A Interest Adjustment and the Class C
Interest Adjustment (the greater of any such amount withdrawn and zero, the "Class B Interest Adjustment" for such Business Day).

          D. Determination of Principal Amounts.  (a)
The amount of principal (the "Class A Principal") distributable from the Distribution Account with respect to the Class A Certificate on each Business Day with respect to (A) the Revolving Period (except for any portion of the Revolving Period during a Class A Pay Down
Period) shall be an amount equal to the sum of (x) amounts deposited into the Principal Account from the Defeasance
Account pursuant to Section 9A of this Series Supplement and (y) the amount, if any, specified in the last sentence of Section 3A(i) of this Series Supplement and (B) the Amortization Period or the Class A Pay Down Period shall be equal to an amount calculated as follows: the sum of
(i) an amount equal to the product of the ABC
Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and Reallocated
Class C Principal Collections) with respect to such Business Day, (ii) any amount on deposit in the Excess
Funding Account allocated to the Class A Certificate pursuant to subsection 4.9(d) with respect to such Business Day, and any remaining Class A Pre-Funded Amount,
(iii) the amount, if any, allocated to the Class A
Certificate pursuant to subsections 4.9(a)(v), (vii),
(viii), (xi), and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and
(b) and 4.16(a), (b) and (c) on such Business Day, (iv) the amount of Shared Principal Collections allocated to the Class A Certificate with respect to such Business Day pursuant to Section 4.3(e) and (v) the amount, if any, specified in the last sentence of Section 3A(i) of this Series Supplement; provided, however, that with respect to any Business Day, Class A Principal may not exceed the Class A Invested Amount; provided, further, that with respect to the Scheduled Series 1994-2 Termination Date, the Class A Principal shall be an amount equal to the Class A Invested Amount.

          a.     The amount of principal (the "Class B
Principal") distributable from the Distribution Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal
Payment Commencement Date, shall equal an amount calculated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/Floating Allocation
Percentage and the aggregate amount of Principal
Collections (less the amount of Reallocated Class B
Principal Collections and Reallocated Class C Principal
Collections) with respect to the preceding Monthly Period
(or, in the case of the first Distribution Date in the Amortization Period following the date on which an amount equal to the Class A Invested Amount is paid to the Class
A Certificateholder in respect of Class A Principal, the
ABC Fixed/Floating Allocation Percentage of Principal
Collections from the date on which such deposit is made),
(ii) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates pursuant to subsection 4.9(d) with respect to the preceding Monthly
Period, or any remaining Class B Pre-Funded Amount, (iii) the amount, if any, allocated to the Class B Certificates pursuant to subsections 4.9(a)(v), (vii), (xi) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.16(a) and
(b) of the Agreement with respect to such Distribution
Date, (iv) the amount of Shared Principal Collections allocated to the Class B Certificates with respect to the preceding Monthly Period pursuant to Section 4.3(e) of the Agreement on and after the Class B Principal Payment
Commencement Date and (v) the amount, if any, specified in the last sentence of Section 3A(i) of this Series
Supplement; provided, further, that with respect to any Distribution Date, Class B Principal may not exceed the
Class B Invested Amount; provided, further, that with respect to the Scheduled Series 1994-2 Termination Date, the Class B Principal shall be an amount equal to the Class B Invested Amount.

    b. The amount of principal (the "Class C Principal") distributable from the Distribution Account with respect to the Class C Certificates on each Distribution Date, beginning with the Class C Principal Payment Commencement Date, shall be an amount equal to and calculated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class C Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class B Invested Amount is deposited in the Principal Account to be applied to the payment of Class B Principal, the ABC Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amounts on deposit in the Excess Funding Account allocated to the Class C
Certificates pursuant to subsection 4.9(d) with respect to the preceding Monthly Period, or any remaining Class C Pre-Funded Amount, (iii) the amount, if any, allocated to the Class C Certificates pursuant to subsections 4.9(a)(v),
(vii) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.16(a) on such Business Day, (iv) the amount of Shared Principal Collections allocated to the Class C
Certificates with respect to the preceding Monthly Period pursuant to Section 4.3(e) of the Agreement on and after the Class C Principal Payment Commencement Date and (v) the amount, if any, specified in the last sentence of
Section 3A(i) of this Series Supplement; provided that with respect to any Distribution Date, Class C Principal may not exceed the Class C Invested Amount; provided, further, that with respect to the Scheduled Series 1994-2 Termination Date, the Class C Principal shall be an amount equal to the Class C Invested Amount.

   c. The amount of principal (the "Class D Principal") distributable from the Distribution Account with respect to the Class D Certificates on each Distribution Date beginning with the Class D Principal Payment Commencement
Date, or in the case of distributions of Class D Daily
Principal pursuant to the last proviso of this subsection
4.7(d), on each Business Day, shall be an amount equal to and calculated as follows: the sum of (i) an amount equal to the product of the Class D Fixed/Floating Allocation
Percentage of Principal Collections (less the amount of Reallocated Class D Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first
Distribution Date following the date on which an amount equal to the Class C Invested Amount is deposited in the Principal Account to be applied to the payment of Class C
Principal, the Class D Fixed/Floating Allocation
Percentage of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account allocated to the Class D
Certificates pursuant to subsection 4.9(d) with respect to the preceding Monthly Period, and (iii) the amount, if any, allocated to the Class D Certificates pursuant to subsections 4.9(a)(vi), (vii) and (xiii) of the Agreement and, with respect to such subsections, pursuant to subsection 4.10(a) and (b) of the Agreement with respect to such Distribution Date; provided, however, that with respect to the Scheduled Series 1994-2 Termination Date, the Class D Principal shall be an amount equal to the Class D Invested Amount; provided further, that on any Business Day during any period other than an Early
Amortization Period or Class A Pay Down Period, the
Transferor may designate that an amount up to the lesser of (i) the excess of the Class D Invested Amount over the Stated Class D Amount as of the close of business on the immediately preceding Business Day and (ii) (I) during the Revolving Period an amount equal to (x) the product of the Class D Floating Allocation Percentage and the amount of
Principal Collections on such Business Day minus (y)
Reallocated Class D Principal Collections on such Business
Day or (II) after the Amortization Period Commencement
Date an amount equal to (x) the product of the Class D
Fixed/Floating Allocation Percentage and the amount of Principal Collections on such Business Day minus (y)
Reallocated Class D Principal Collections on such Business
Day (such designated amount, the "Class D Daily
Principal") shall be distributed in accordance with subsection 4.9(g).

       E.       Shared Principal Collections.  Shared
Principal Collections allocated to the Series 1994-2
Certificates and to be applied pursuant to subsections
4.9(c)(i)(z), 4.9(c)(ii)(z), 4.9(c)(iii)(z), 4.9(c)(iv)(z)
and 4.9(e)(i)(z) for any Business Day with respect to the Amortization Period or the Class A Pay Down Period shall mean an amount equal to the product of (x) Shared
Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1994-2 Certificates for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period (except for any portion of the Revolving Period during a Class A Pay Down Period), Shared
Principal Collections allocated to the Series 1994-2
Certificates shall be zero.

               G.     Application of Funds on Deposit in
the Collection Account for the Certificates.  (a)  On each
Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw from the Collection Account and the Cap Proceeds Account, to the extent of the sum of
(w) the Floating Allocation Percentage of Imputed Yield
Collections available in the Collection Account, (x)
Investment Earnings on deposit in the Collection Account,
(y) amounts on deposit in the Payment Reserve Account, if any, and (z) the Cap Receipt Amount, if any, for such Business Day (the "Available Series 1994-2 Imputed Yield
Collections") the amounts set forth in subsections
4.9(a)(i) through 4.9(a)(xxii).

       (1) Class A Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and pay to the Class A Certificateholders on such Business Day, to the extent of the Available Series 1994-2 Imputed Yield Collections, an amount equal to the lesser of (x) the Available Series 1994-2 Imputed Yield Collections and (y) the sum of (A) the lesser of (I) the Class A Interest for such Business Day and (II) the product of (i) the greater of LIBOR then in effect plus 0.75% per annum and 12% per annum and (ii) a fraction the numerator of which is the number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is the actual number of days in the then current calendar year and (iii) the Class A Outstanding Principal Balance as of the close of business on the preceding Business Day plus (B) the excess, if any, of the amount payable to the Class A Certificateholders pursuant to clause (A) on each prior Business Day over the amount which has been paid to the Class A Certificateholders with respect thereto on each prior Business Day.

       (2) Class B Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall allocate to the Class B Certificates and withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day, and then from the Collection Account and deposit into the Interest Funding Account, to the extent of the Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the sum of
     (A) the Daily Portion of Class B Interest to be distributed on the Distribution Date following such Monthly Period plus (B) the excess, if any, of the amount required to be deposited pursuant to clause (A) above on each prior Business Day over the amount on deposit in the Interest Funding Account with respect thereto on such Business Day plus (C) an amount equal to the portion of Carryover Class B Interest attributable to amounts required to be deposited pursuant to clause (A) above that were not so deposited prior to such Business Day minus the amounts required to be deposited pursuant to clause (B) above.

     (3) Class C Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall allocate to the Class C Certificates and withdraw first from the Cap Proceeds Account, to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and deposit into the Interest Funding Account, to the extent of the Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawal pursuant to subsections 4.9(a)(i) and (ii), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the sum of (A) the Daily Portion of Class C Interest to be distributed on the Distribution Date following such Monthly Period plus (B) the excess, if any, of the amount required to be deposited pursuant to clause (A) above on each prior Business Day over the amount on deposit in the Interest Funding Account with respect thereto on such Business Day plus (C) an amount equal to the portion of Carryover Class C Interest attributable to amounts required to be deposited pursuant to clause (A) above that were not so deposited prior to such Business Day minus the amounts required to be deposited pursuant to clause (B) above.

         (4) Investor Servicing Fee. On each Business Day on which Fingerhut or an Affiliate of Fingerhut is not the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining
     Cap Receipt Amount and then from the Collection Account and distribute to the Servicer, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the excess of (i) the Daily Portion of the Servicing Fee for such Monthly Period plus any unpaid Daily Portion of the Servicing Fees over
     (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

     (5) ABC Investor Default Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount and then from the Collection Account, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the sum of (1) the aggregate ABC Investor Default Amount for such Business
     Day plus (2) the unpaid ABC Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period) treated as Shared Principal Collections,
     (B) during the Amortization Period or the Class A Pay Down Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholder on the next Distribution Date, (C) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal
     Account for payment to the Class B Certificateholders on the next Distribution Date, (D) during the Amortization Period on and after the day on which such deposit to the Principal Account with respect to the Class B Invested Amount has been made on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class C Certificateholders on the next Distribution Date and (E) on and after the day such deposit to the Principal Account with respect to Class C Invested Amount has been made, to be paid to the Class D Certificateholders.

     (6) Class D Investor Default Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount and then from the Collection Account, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the sum of (1) the aggregate Class D Investor Default Amount for such Business Day plus (2) the unpaid Class D Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) paid to the Transferor during the Revolving Period and the Amortization Period prior to the payment in full of the Class C Invested Amount, and (B) to the extent allocated to Class D Principal pursuant to Section 4.7 during the Amortization Period following the payment in full of the Class C Invested Amount, deposited in the Principal Account for distribution to the Class D Certificateholders on the next Distribution Date.

         (7) Adjustment Payment Shortfalls. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap
     Receipt Amount and then from the Collection Account, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through
     (vi), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield
     Collections and (y) an amount equal to the Series Allocation Percentage of any Adjustment Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement, such amount, (i) during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), to be treated as Shared Principal Collections, (ii) during the Amortization Period or the Class A Pay Down Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholder on the next Distribution Date, (iii) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribution Date, (iv) during the Amortization Period on and after the day on which such deposit to the Principal Account with respect to the Class B Invested Amount has been made on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class C Certificateholders on the next Distribution Date and (v) on and after the day such deposit to the Principal Account with respect to Class C Invested Amount has been made, to be paid to the Class D Certificateholders.

     (8) Reimbursement of Class A Investor Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount and then from the Collection Account, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through
     (vii), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the unreimbursed Class A Investor Charge-Offs, if any; such amount will be applied to reimburse Class A Investor Charge-Offs, and, during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), will be treated as Shared Principal Collections, and during the Amortization Period or the Class A Pay Down Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account will be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date.

     (9) Unpaid Class B Interest. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall allocate to the Class B Certificates and withdraw first from the Cap Proceeds Account, to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and deposit in the Interest Funding Account, to the extent of the Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (viii), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the sum of (1) the excess of the Daily Portion of the product of (i) the Class B Certificate Rate and (ii) a fraction the numerator of which is the actual number of days in the then current Interest Accrual Period and the denominator of which is 360 and (iii) the Class B Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period, over the amount which has previously been deposited into the Interest Funding Account or paid to the Class B Certificateholders and (2) any additional interest (to the extent permitted by applicable law) at the Class B Certificate Rate plus 2% for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class B Certificateholders.

     (10) Unpaid Class C Interest. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall allocate to the Class C Certificates and withdraw first from the Cap Proceeds Account, to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and deposit in the Interest Funding Account, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the sum of (1) the excess of the Daily Portion of the product of (i) the Class C Certificate Rate and (ii) a fraction the numerator of which is the actual number of days in the then current Interest Accrual Period and the denominator of which is 360 and (iii) the Class C Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period over the amount which has previously been deposited into the Interest Funding Account or paid to the Class C Certificateholders and (2) any additional interest (to the extent permitted by applicable law) at the Class C Certificate Rate plus 2% for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class C Certificateholders.

     (11) Reimbursement of Class B Investor Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (x), an amount equal to the lesser of
     (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (d) and (e) of the definition of Class B Invested Amount, if any, such amount, (i) during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), to be treated as Shared Principal Collections,
     (ii) during the Amortization Period or the Class A Pay Down Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, and (iii) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which the Class B Invested Amount has been deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribution Date.

     (12) Reimbursement of Class C Investor Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Class C Reserve Account, to the extent of the amount on deposit in the Class C Reserve Account, if any, and then from the Collection Account, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xi), an amount equal to the lesser of (x) any such amounts on deposit in the Class C Reserve Account and remaining Available Series 1994-2 Imputed Yield Collections and (y) the unreimbursed amount by which the Class C Invested Amount has been reduced on prior Business Days pursuant to clauses (d) and (e) of the definition of Class C Invested Amount, if any, such amount, (i) during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), to be treated as Shared Principal Collections,
     (ii) during the Amortization Period or the Class A Pay Down Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, (iii) during the Amortization Period, on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class B Certificateholders on the next Distribution Date and (iv) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class C Certificateholders on the next Distribution Date.

     (13) Reimbursement of Class D Investor Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xii), an amount equal to the lesser of
     (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the unreimbursed amount by which the Class D Invested Amount has been reduced on prior Business Days pursuant to clauses (d) and (e) of the definition of Class D Invested Amount, if any, such amount, (i) during the Revolving Period to be paid to the Transferor and (ii) during the Amortization Period, to be deposited in the Principal Account for payment pursuant to
     Section 4.9(c) of the Agreement.

     (14) Class C Reserve Account. On each Business Day following the occurrence of a Class C Trigger Event, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through
     (xiii), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the amount by which the Specified Class C Reserve Amount exceeds the amount on deposit in the Class C Reserve Account and deposit such amount, if any, into the Class C Reserve Account.

     (15) Additional Class A Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and pay to the Class A Certificateholder on such Business Day, to the extent of the Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawal pursuant to subsections 4.9(a)(i) through (xiv), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the excess, if any, of
     (1) the sum of Class A Interest for such Business Day and the Class A Interest Shortfall for the preceding Business Day over (2) the amounts previously deposited into the Interest Funding Account on such Business Day pursuant to subsection 4.9(a)(i).

     (16) Class A Costs. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and pay to the Class A Certificateholder, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xv), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the Class A Costs for such Business Day and any such amounts that remain unpaid from previous days to the extent not included in Class A Costs for such Business Day.

     (17) Class B Increased Costs. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through
     (xvi), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) amounts payable to Class B Certificateholders pursuant to Section 16 of this Series Supplement for payment to such Class B Certificateholders.

     (18) Class C Increased Costs. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through
     (xvii), an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) amounts payable to Class C Certificateholders pursuant to Section 16 of this Series Supplement for payment to such Class C Certificateholders.

     (19) Investor Servicing Fee. On each Business Day, if Fingerhut or an Affiliate of Fingerhut is the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and distribute to the Servicer, to the extent of Available Series 1994-2 Imputed Yield Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xviii) of the Agreement), the Servicing Fee accrued since the preceding Business Day plus any Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer.

     (20) Expense Reserve Account. On each Business Day following the occurrence of an Expense Reserve Trigger, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through
     (xix) an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the amount specified in subsection 4.21(b) of the Agreement and deposit such amount, if any, into the Expense Reserve Account.

     (21) Payment Reserve Account. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account, to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through
     (xx) an amount equal to the lesser of (x) any such remaining Available Series 1994-2 Imputed Yield Collections and (y) the amount designated by the Transferor in writing (which include facsimile transmission) in its instructions to the Trustee on such Business Day and deposit such amount, if any, into the Payment Reserve Account.

     (22) Excess Imputed Yield Collections. Any amounts remaining in the Cap Proceeds Account or the Collection Account to the extent of any Available Series 1994-2 Imputed Yield Collections remaining after giving effect to the withdrawals pursuant to subsection 4.9(a)(i) through
     (xxi), shall be treated as Excess Imputed Yield Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Cap Proceeds Account, if applicable, and the Collection Account and to first make such amounts available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such certificateholders from Imputed Yield Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then pay any remaining Excess Imputed Yield Collections to the Transferor.

      b. For each Business Day with respect to the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), the funds on deposit in the Collection Account to the extent of the lesser of (A) the Class A Invested Amount and (B) the sum of (x) product of (i) the sum of the Class A Floating Allocation
Percentage, the Class B Floating Allocation Percentage and the Class C Floating Allocation Percentage and (ii) the amount of Principal Collections on such Business Day (such product the "ABC Revolving Principal Collections") less the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections on such Business Day (the ABC Revolving Principal Collections less the Class C Reallocated Principal Collections and the
Class B Reallocated Principal Collections on the related Business Day, the "Net ABC Revolving Principal
Collections") and (y) the amount then on deposit in the Collection Account pursuant to subsection 3A(i) of this Series Supplement may, at the option of the Transferor or shall, if the Aggregate ABC Principal Amount exceeds the Aggregate Interest Rate Caps Notional Amount on such
Business Day, pursuant to instructions delivered to the Servicer and the Trustee by facsimile or other similar means of documented communication, be deposited into the Defeasance Account and applied as provided in Section
9A(b) of this Series Supplement.  During the Revolving
Period (except for any portion of the Revolving Period during a Class A Pay Down Period), an amount equal to the Net ABC Revolving Principal Collections less any amount deposited to the Defeasance Account pursuant to the immediately preceding sentence shall be treated as Shared Principal Collections and applied pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.3(e) of the Agreement.

      c.  For each Business Day on and after the Amortization
Period Commencement Date, the amount of funds on deposit in the Collection Account and the other amounts described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:

     (1) on and prior to the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class A Invested Amount) equal to the sum of (v) the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Collections on such Business
     Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class A Certificate on such Business Day pursuant to subsection 4.9(d), (x) amounts to be paid pursuant to subsections 4.9(a)(v), (vii), (viii),
     (xi), (xii) and (xiii) of the Agreement from Available Series 1994-2 Imputed Yield Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.16(a), (b) and (c) of the Agreement on such Business Day, (y) any remaining Class A Pre-Funded Amount on such Business Day and amounts specified in the last sentence of
     Section 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1994-2 Certificates in accordance with Section 4.8 on such Business Day, will be paid to the Class A Certificateholder;

     (2) on and after the day on which an amount equal to the Class A Invested Amount has been paid to the Class A Certificateholder, an amount (not in excess of the Class B Invested Amount) equal to the sum of (v) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates on such Business Day pursuant to subsection 4.9(d), (x) the amount, if any, allocated to be paid to the Class B Certificates pursuant to subsections 4.9(a)(v), (vii), (xi), (xii) and (xiii) of the Agreement from Available Series Imputed Yield Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.16(a) and (b) of the Agreement with respect to such Business Day, (y) any remaining Class B Pre-Funded Amount in the Pre-Funding Account on such Business Day and amounts specified in the last sentence of Section 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1994-2 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class B Daily Principal Amount") will be deposited into the Principal Account;

     (3) on and after the day on which an amount equal to the Class B Invested Amount has been deposited in the Principal Account to be applied to the payment of Class B Principal, an amount (not in excess of the Class C Invested Amount) equal to the sum of (v) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class C Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class C Certificates on such Business Day pursuant to subsection 4.9(d), (x) the amount, if any, allocated to be paid to the Class C Certificates pursuant to subsections 4.9(a)(v), (vii), (xii) and (xiii) of the Agreement from Available Series Imputed Yield Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.16(a) of the Agreement with respect to such Business Day, (y) any remaining Class C Pre-Funded Amount in the Pre-Funding Account on such Business Day and amounts specified in the last sentence of Section 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1994-2 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class C Daily Principal Amount") will be deposited into the Principal Account;

     (4) on and after the day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, an amount equal to the sum of (w) an amount equal to the product of the Class D Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class D Principal Collections on such Business Day), (x) any amount on deposit in the Excess Funding Account allocated to the Class D Certificates on such Business Day pursuant to subsection 4.9(d), (y) the amount, if any, allocated to be paid to the Class D Certificates pursuant to subsections 4.9(a)(vi), (vii) and (xiii) of the Agreement from Available Series Imputed Yield Collections and from amounts available pursuant to subsections 4.10(a) and (b) of the Agreement with respect to such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 1994-2 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class D Daily Principal Amount") will be distributed to the Class D Certificateholders; and

     (5) an amount equal to the excess, if any, of (A) the sum of the amounts described in clauses (i)(v) and (x),
     (ii)(v) and (x) and (iii)(v) and (x) above over (B) the sum of Class A Principal, Class B Principal and Class C Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(e) of the Agreement.

   d.     On the first Business Day of the Amortization
Period, funds on deposit in the Excess Funding Account will be deposited in the Principal Account, provided that if any other Series enters its Amortization Period, as defined in its related Series Supplement, the amount of the foregoing deposit shall be equal to the product of an amount equal to the amount of funds on deposit in the Excess Funding Account and a fraction the numerator of which is the Invested Amount and the denominator of which is equal to the sum of the invested amounts of each Series then entering its related Amortization Period as defined in its related Series Supplement. Amounts deposited in the Principal Account pursuant to the foregoing sentence will be allocated in the following order of priority: (i) to the Class A Certificate in an amount not to exceed the Class A Principal after subtracting therefrom any amounts to be paid to the Class A Certificateholders with respect thereto pursuant to subsections 4.9(c)(i)(v), (y), and
(z), (ii) to the Class B Certificates in an amount not to exceed the Class B Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(ii)(v), (y) and (z), and (iii) to the Class C Certificates in an amount not to exceed the Class C Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iii)(v), (y) and (z). On and after the Class D Principal Payment Commencement Date any amounts remaining on deposit in the Excess Funding Account and allocated to the Series 1994-2 Certificates will be deposited in the Principal Account in an amount not to exceed the Class D Invested Amount after subtracting therefrom any amounts to be deposited in the Principal
Account with respect thereto pursuant to subsections
4.9(c)(iv)(w), (y) and (z).

    e. For each Business Day during the Class A Pay Down
Period:

     (1) funds on deposit in the Collection Account will be, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, paid to the Class A Certificateholder in respect of the Class A Principal in an amount (not in excess of the Class A Invested Amount) equal to the sum of (w) the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Collections on such Business
     Day), (x) amounts to be paid pursuant to subsections 4.9(a)(v), (vii), (viii), (xi), (xii) and (xiii) of the Agreement from Available Series 1994-2 Imputed Yield Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.16(a), (b) and (c) of the Agreement on such Business Day, (y) any remaining Class A Pre-Funded Amount on such Business Day and amounts specified in the last sentence of Section 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1994-2 Certificates in accordance with Section 4.8 of the Agreement on such Business Day;

      (2) an amount equal to the excess, if any, of (A) the sum of the amounts described in clauses (i)(w) and (x) above over (B) the Class A Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(e) of the Agreement.

          f.     [Reserved]

          (g)  On each Business Day on which Class D Daily
Principal has been allocated pursuant to subsection 4.7(d) of the Agreement, funds on deposit in the Collection
Account in an amount equal to the Class D Daily Principal
Amount designated by the Transferor with respect to such Business Day will be distributed to the Class D
Certificateholders.

          H.     Coverage of Required Amount for the
Series 1994-2 Certificates. (a) To the extent that any amounts are on deposit in the Pre-Funding Account or the Excess Funding Account on any Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1994-2 Imputed Yield Collections in subsections 4.9(a)(i) through (xix), Transferor Imputed
Yield Collections in an amount equal to the excess of (x) the product of (a) the Base Rate, (b) the amounts on deposit in the Pre-Funding Account and the Excess Funding
Account and (c) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash
Equivalents in which funds on deposit in the Pre-Funding
Account and the Excess Funding Account are invested (the
"Negative Carry Amount").

    a. To the extent that on any Business Day payments are being made pursuant to any of subsections 4.9(a)(i) through (xix), respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day is not paid in full on such Business
Day, the Servicer shall apply, in the manner specified for application of Available Series 1994-2 Imputed Yield
Collections in subsections 4.9(a)(i) through (xix), all or a portion of the Excess Imputed Yield Collections from other Series with respect to such Business Day allocable to the Series 1994-2 Certificates in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 1994-2
Imputed Yield Collections and Transferor Imputed Yield
Collections on such Business Day (the "Required Amount").
Excess Imputed Yield Collections allocated to the Series
1994-2 Certificates for any Business Day shall mean an amount equal to the product of (x) Excess Imputed Yield
Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Imputed Yield Collections for all Series for such Business
Day.

        I.      Payment of Certificate Interest.  On each
Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily
Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the preceding Monthly Period allocable to the Series 1994-2
Certificates and deposit such amount in the Distribution
Account. On each Business Day, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to Class A
Certificateholders from the Distribution Account an amount equal to the sum of the Class C Interest Adjustment, if any, and the Class B Interest Adjustment, if any, deposited into the Distribution Account pursuant to
Section 4.6A. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement
(x) to the Class B Certificateholders from the Distribution Account the amount deposited into the Interest Funding Account during the preceding Monthly
Period pursuant to subsections 4.9(a)(ii) and (ix) and Sections 4.10 and 4.16 less the aggregate Class B Interest
Adjustment made with respect to the related Interest
Accrual Period and (y) the Class C Certificateholders from the Distribution Account the amount deposited into the Interest Funding Account pursuant to subsections
4.9(a)(iii) and (x) and Sections 4.10 and 4.16 during the preceding Monthly Period less the aggregate Class C
Interest Adjustment made in the related Interest Accrual
Period.

        J.          Payment of Certificate Principal.

          a.     [Reserved]

      b.     On the Transfer Date preceding the Class B
Principal Payment Commencement Date and each Distribution
Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily
Report for such day, shall withdraw from the Principal
Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class B
Principal for such Distribution Date.  On the Class B
Principal Payment Commencement Date, after the payment of any principal amounts to the Class A Certificate on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class B
Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

      c.     On the Transfer Date preceding the Class C
Principal Payment Commencement Date and each Distribution
Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily
Report for such day, shall withdraw from the Principal
Account and deposit in the Distribution Account an amount equal to the lesser of the Class C Invested Amount and the amount on deposit in the Principal Account allocable to the Series 1994-2 Certificates (after giving effect to transfers pursuant to subsection 4.12(b)). On the Class C
Principal Payment Commencement Date, after the payment of any principal amounts to the Class B Certificates on such day, and on each Distribution Date thereafter until the Class C Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class C
Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

      d.     On the Transfer Date preceding the Class D
Principal Payment Commencement Date and each Business Day thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily
Report for such day, shall make payments of principal to the Class D Certificateholders in accordance with subsection 4.9(c)(iv) of the Agreement.

        e. On each Business Day the Trustee acting in accordance with instructions from the Servicer set forth in the Daily Report for such Business Day shall make payments of principal to the Class D Certificateholders of Class D Daily Principal, if any, designated by the Transferor pursuant to Section 4.7(d) of the Agreement.

          Any amounts remaining in the Principal Account and allocable to the Series 1994-2 Certificates, after the Class D Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with Section 4.3(e) of the Agreement.

          K.     Investor Charge-Offs.  (a)  If, on any
Determination Date, the aggregate Investor Default Amount and the Series Allocation Percentage of unpaid Adjustment
Payments, if any, for each Business Day in the preceding
Monthly Period exceeded the Available Series 1994-2
Imputed Yield Collections applied to the payment thereof pursuant to subsections 4.9(a)(v), (vi) and (vii) of the Agreement and the amount of Transferor Imputed Yield
Collections and Excess Imputed Yield Collections allocated thereto pursuant to Section 4.10 of the Agreement, and the amount of Reallocated Principal Collections applied with respect thereto pursuant to Section 4.16 of the Agreement, the Class D Invested Amount will be reduced by the amount by which the remaining aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment
Payments exceed the amount applied with respect thereto during such preceding Monthly Period (a "Class D Investor
Charge-Off").

     a. In the event that any such reduction of the Class D Invested Amount would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount will be reduced to zero, and, the Class C Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not more than the aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class C Investor Charge-Off").

     b. In the event that any such reduction of the Class C Invested Amount would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and, the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class B Investor Charge-Off").

   c.   In the event that any such reduction of the Class B
Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount and Series
Allocation Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class A Investor Charge-Off").

        L.    Pre-Funding Period and Establishment of
the Pre-Funding Account. (a) If, as of the close of business on January 2, 1995 (i) there has not been a Class
C Funding Purchase and a Class B Funding Purchase and (ii) during the period between the Closing Date and the close of business on January 2, 1995 the Class A Invested Amount during such time has not at any time equalled or exceeded
$12,400,000, then unless a Series 1994-2 Pay Out Event shall have occurred prior to January 3, 1995 the period between January 3, 1995 and the earliest to occur of (i) the close of business on June 30, 1995, (ii) the occurrence of a Pay Out Event and (iii) the first date on which the Class C Pre-Funded Amount, the Class B Pre-
Funded Amount and the Class A Pre-Funded Amount are all equal to zero shall be the "Pre-Funding Period".

      (b) Prior to the commencement of the Pre-Funding
Period, if any, the Servicer shall for the benefit of the Series 1994-2 Certificateholders establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 1994-2
Certificateholders, with a Qualified Institution a segregated trust account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series
1994-2 Certificateholders. The Transferor does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Series 1994-2
Certificateholders, without recourse, all of its right, title and interest in, to and under the Pre-Funding
Account, any Cash Equivalent on deposit therein and any proceeds of the foregoing, including the investment earnings thereon. The Pre-Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1994-2 Certificateholders. If, at any time, the institution holding the Pre-Funding Account ceases to be a Qualified Institution, the Transferor shall direct the Servicer to establish within 10 Business Days a new Pre-Funding Account meeting the conditions specified above with a Qualified Institution, transfer any cash and/or any investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be the "Pre-Funding Account." In addition, upon at least five days' notice to the Trustee, the Transferor may direct the Servicer to establish a new Pre-Funding
Account meeting the conditions specified above with a different Qualified Institution, transfer all cash and investments held in the existing Pre-Funding Account to such new Pre-Funding Account and from the date such new
Pre-Funding Account is established, it shall be, for the Series 1994-2 Certificates, the "Pre-Funding Account."
Pursuant to the authority granted to the Servicer in subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Pre-Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

          (c) On the first day of the Pre-Funding Period,
(i) if there has been no Class C Funding Purchase, then the purchasers of the Class C Certificates under the Class
C Purchase Agreement shall deposit or cause to be deposited into the Pre-Funding Account an amount equal to the Class C Full Invested Amount (such deposit the "Class
C Pre-Funding Deposit") and the Trustee at the direction of the Transferor shall issue the Class C Certificate to the aforementioned purchaser of the Class C Certificates;
(ii) if there has been no Class B Funding Purchase, then the purchasers of the Class B Certificates under the Class
B Purchase Agreement shall deposit or cause to be deposited into the Pre-Funding Account an amount equal to the Class B Full Invested Amount (such deposit, the "Class
B Pre-Funding Deposit") and the Trustee at the direction of the Transferor shall issue the Class B Certificate to the aforementioned purchasers of the Class B Certificates;
(iii) if during the Investment Period the maximum Class A
Invested Amount never equalled or exceeded $12,400,000 then the purchaser of the Class A Certificate under the Class A Purchase Agreement shall deposit into the Pre-
Funding Account, $12,400,000 (such deposit, the "Class A
Pre-Funding Deposit") and the Trustee at the direction of the Transferor shall issue the Class A Certificate, if the Class A Certificate has not been issued, to the aforementioned purchaser of the Class A Certificate;
provided, however, that no issuance of Class C
Certificates, Class B Certificates or the Class A
Certificate and no Class C Pre-Funding Deposit, Class B
Pre-Funding Deposit or Class A Pre-Funding Deposit shall be made pursuant to this Section 4.14(b) unless (i) immediately following any issuance of the Class C
Certificates, the Class B Certificates or the Class A
Certificate pursuant to this Section 4.14(c), the Class D
Invested Amount would equal or exceed the Stated Class D
Amount; (ii) each of the conditions to the issuance of a Series pursuant to Section 6.9(b) of the Agreement are satisfied on or prior to the date of issuance with respect to the applicable Class or Classes of Certificates as if such Class or Classes of Certificates were a Series, except for the requirement to deliver a Series Supplement
(as defined in the Agreement); and (iii) that the Transferor has given the purchasers of the Class C
Certificates, the Class B Certificates or the Class A
Certificate, as applicable, at least five Business Days' notice of the commencement of the Pre-Funding Period.

          Upon satisfaction of the above conditions, and in accordance with Section 6.9 of the Agreement to the extent applicable, the Trustee shall issue any Class C
Certificates, Class B Certificates or Class A Certificates required to be issued pursuant to this Section 4.14. On the Business Day preceding each Transfer Date, the Servicer shall withdraw from the Pre-Funding Account and deposit in the Collection Account all interest and other investment income on the Pre-Funded Amount. Interest
(including reinvested interest) and other investment income on funds on deposit in the Pre-Funded Account shall not be considered part of the Pre-Funded Amount for purposes of this Agreement but shall be applied as Available Series 1994-2 Imputed Yield Collections pursuant to subsection 4.9(a). Funds on deposit in the Pre-Funding
Account other than investment income shall be withdrawn by the Servicer and paid to the Transferor to the extent of any increases in the Invested Amount pursuant to Section
4.15.  The Trustee shall withdraw the remaining Pre-Funded
Amount, if any, on deposit in the Pre-Funding Account on the last Business Day of the Pre-Funding Period and pay:
(i) to the Class C Certificateholders an amount equal to the Class C Pre-Funded Amount, (ii) to the Class B
Certificateholders an amount equal to the Class B Pre-
Funded Amount and (iii) to the Class A Certificateholder an amount equal to the Class A Pre-Funded Amount;
provided, however, that the above referenced payments need not be made to the Class C Certificateholders, the Class B
Certificateholders or the Class A Certificateholders if the Class C Pre-Funded Amount, the Class B Pre-Funded
Amount or the Class A Pre-Funded Amount, respectively, equals zero.

          (d) Funds on deposit in the Pre-Funding Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Pre-Funding Account on any Distribution
Date, after giving effect to any withdrawals from the Pre-
Funding Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.
The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following
Transfer Date. On each Transfer Date the aggregate proceeds of any such investment shall be deposited in the Collection Account for application as Available Series
1994-2 Imputed Yield Collections.

           b.    The "Investment Period" shall be the
period, if any, beginning on the Closing Date and ending at the close of business on the first day of the January
1995 Monthly Period.

           c.    On any Business Day during the Investment
Period, the Transferor may require that: the Persons obligated to purchase the Class C Certificates pursuant to the Class C Purchase Agreement purchase a principal amount of Class C Certificates equal to the Class C Full Invested
Amount (a "Class C Funding Purchase"); the Persons obligated to purchase the Class B Certificates pursuant to the Class B Purchase Agreement purchase a principal amount of Class B Certificates equal to the Class B Full Invested
Amount (a "Class B Funding Purchase"); and that the Person obligated to purchase the Class A Certificate purchase a principal amount of the Class A Certificate according to the terms of the Class A Certificate Purchase Agreement less than or equal to the Class A Maximum Invested Amount, but in no event less than $12,400,000 (a "Class A Funding
Purchase"); provided, however, that any Class A Funding
Purchase, Class B Funding Purchase or Class C Funding
Purchase may be required only upon satisfaction of the following conditions: (i) that the purchase of the Class C
Funding Purchase be made in a single purchase on a single
Business Day and prior to or contemporaneously with the issuance of the Class B Certificates; (ii) that the Class
B Funding Purchase be made in a single purchase on a single Business Day and prior to or contemporaneously with the issuance of the Class A Certificate; (iii) that the Class A Funding Purchase be made only after or contemporaneously with the Class B Funding Purchase or Class C Funding Purchase; (iv) that immediately following the issuance of each of the Class C Certificates, the Class B Certificates and the Class A Certificate, the
Class D Invested Amount be equal to or greater than the Stated Class D Amount; (v) that all of the conditions placed upon the issuance of a Series pursuant to Section
6.9(b) of the Agreement be satisfied with respect to the applicable Class or Classes of Certificates as if such Class or Classes of Certificates were a Series, except for the requirement to deliver a Series Supplement (as defined in the Agreement); and (vi) that the Transferor have given the purchasers of the Class C Certificates, the Class B
Certificates or the Class A Certificates, as applicable at least five Business Days' notice of the date on which the purchase is to be made in accordance with this Section
4.14A.

          Upon satisfaction of the above conditions, and in accordance with Section 6.9 of the Agreement to the extent applicable, the Trustee shall issue the Class C
Certificates in the case of a Class C Funding Purchase, the Class B Certificates in the case of a Class B Funding
Purchase, and the Class A Certificates in the case of a Class A Funding Purchase, as applicable, upon receipt of payment therefor.

       M.        Increases in Invested Amount during the
Pre-Funding Period. The Transferor may at any time during the Pre-Funding Period determine to increase the Class C
Invested Amount up to the Class C Full Invested Amount, to increase the Class B Invested Amount up to the Class B
Full Invested Amount and the Class A Invested Amount by up to the amount, at any time, of the Class A Pre-Funded
Amount; provided, however, that the Servicer may not, pursuant to this Section 4.15, increase the Class B
Invested Amount until the Class C Invested Amount has been increased to the Class C Full Invested Amount nor increase the Class A Invested Amount until the Class B Invested
Amount has been increased to the Class B Full Invested
Amount; provided further, however, that no increase in the Class C Invested Amount, the Class B Invested Amount or the Class A Invested Amount pursuant to this Section 4.15 shall be made unless immediately after giving effect to any increase in the Class C Invested Amount, Class B
Invested Amount or the Class A Invested Amount hereunder, the Class D Invested Amount would equal or exceed the Stated Class D Amount then applicable. Upon determining to increase the Class C Invested Amount, the Class B
Invested Amount or the Class A Invested Amount in accordance with the terms of this Section 4.15, the Transferor shall deliver to the Servicer and the Trustee and each Rating Agency an Officer's Certificate specifying the amount of the increase in the Class C Invested Amount, the Class B Invested Amount or the Class A Invested
Amount, as applicable, that the Transferor has determined to make and certifying that no Pay Out Event with respect to any outstanding Series will occur as a result of or in connection with such increase in the Class C Invested
Amount, Class B Invested Amount or Class A Invested Amount as applicable. Upon receipt of such Officer's Certificate by the Trustee, the Class C Invested Amount the Class B
Invested Amount or the Class A Invested Amount shall be increased as indicated on such Officer's Certificate, whereupon the Trustee shall instruct the Servicer to withdraw from the Pre-Funding Account and pay to the Transferor an amount equal to the amount of such increase in the Class C Invested Amount, the Class B Invested
Amount or the Class A Invested Amount as applicable. Any withdrawal from the Pre-Funding Account which is used to increase the Class C Invested Amount pursuant to this
Section 4.15 shall be a "Class C Pre-Funding Withdrawal";
any withdrawal from the Pre-Funding Account which is used to increase the Class B Invested Amount shall be pursuant to this Section 4.15 shall be a "Class B Pre-Funding
Withdrawal"; and any withdrawal from the Pre-Funding
Account which is used to increase the Class A Invested
Amount pursuant to this Section 4.15 shall be a "Class A
Pre-Funding Withdrawal." The Class C Pre-Funded Amount shall be immediately reduced by the amount of any Class C
Pre-Funding Withdrawal; the Class B Pre-Funded Amount shall be immediately reduced by the amount of any Class B
Pre-Funding Withdrawal and the Class A Pre-Funded Amount shall be immediately reduced by any Class A Pre-Funding
Withdrawal.

        N.   Reallocated Principal Collections for the
Series 1994-2 Certificates. (a) On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class D Invested Amount, (ii) the product of
(x)(I) during the Revolving Period, the Class D Floating
Allocation Percentage or (II) during an Amortization
Period, the Class D Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the sum of (a) the Class A Required Amount for such Business Day,
(b) the Class B Required Amount for such Business Day and
(c) the Class C Required Amount for such Business Day
(such amount called "Reallocated Class D Principal
Collections") and shall apply Principal Collections in an amount equal to such amount first to the components of the Class A Required Amount, then to the components of the Class B Required Amount and then to the components of the Class C Required Amount in the same priority as amounts are applied to such components from Available Series 1994-
2 Imputed Yield Collections pursuant to subsection 4.9(a).

          a. On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class C Invested
Amount, (ii) the product of (x)(I) during the Revolving
Period, the Class C Floating Allocation Percentage or (II) during an Amortization Period, the Class C Fixed/Floating
Allocation Percentage and (y) the amount of Principal
Collections for such Business Day and (iii) an amount equal to the sum of (a) the Class A Required Amount for such Business Day over the amount of Reallocated Class D
Principal Collections applied with respect thereto for such Business Day and (b) the Class B Required Amount for such Business Day over the amount of Reallocated Class D
Principal Collections applied with respect thereto for such Business Day (such amount called "Reallocated Class C
Principal Collections") and shall apply Principal
Collections in an amount equal to such amount first to the remaining components of the Class A Required Amount and then to the remaining components of the Class B Required
Amount in the same priority as amounts are applied to such components from Available Series 1994-2 Imputed Yield
Collections pursuant to subsection 4.9(a).

  b. On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class B Invested
Amount, (ii) the product of (x)(I) during the Revolving
Period, the Class B Floating Allocation Percentage or (II) during an Amortization Period, the Class B Fixed/Floating
Allocation Percentage and (y) the amount of Principal
Collections for such Business Day and (iii) an amount equal to the excess, if any, of the Class A Required
Amount for such Business Day over the sum of the amount of Reallocated Class D Principal Collections and Reallocated
Class C Principal Collections applied with respect thereto for such Business Day (such amount called "Reallocated
Class B Principal Collections") and shall apply Principal
Collections equal to such amount to the remaining components of the Class A Required Amount in the same priority as amounts are applied to such components from Available Series 1994-2 Imputed Yield Collections pursuant to subsection 4.9(a).

      O. Determination of LIBOR. (a) "LIBOR" shall mean, for a specific Interest Accrual Period, the rate for deposits in United States dollars for one month
(commencing on the first day of the relevant Interest
Accrual Period) which appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date for such Interest Accrual Period. If such rate does not appear on Telerate Page 3750, the rate for such Interest
Accrual Period will be determined on the basis of the rates at which deposits in the United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of Interest Accrual Period). The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for such Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such Interest Accrual Period will be the arithmetic mean of the rates quoted by four major banks in New York
City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the first day of such Interest Accrual Period for loans in United States dollars to leading European banks for a period equal to one month
(commencing on the first day of such Interest Accrual
Period).

       a.  The Class B Certificate Rate and the Class C
Certificate Rate applicable to the then current and the immediately preceding Interest Accrual Periods may be obtained by any Series 1994-2 Certificateholder by telephoning the Trustee at its Corporate Trust Office at
(302) 451-2500.

   b. On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Accrual Period.

       P.    Class C Trigger.  If (i) the private
letter rating from Standard & Poor's of Fingerhut
Companies, Inc.'s senior secured notes is reduced below
BBB (a "Class C Trigger Event"), and (ii) the percentage equivalent of a fraction the numerator of which is the Series Allocation Percentage of the Transferor Interest and the denominator of which is the sum of the Invested
Amount and the Series Allocation Percentage of the Transferor Interest (the "Target Percentage") is less than
5%, the Transferor shall, in connection with increases in the aggregate amount of Principal Receivables in the Trust, the scheduled paydown of other Series or, with respect to any Series of Variable Funding Certificates, an optional payment of principal, allow the Transferor
Interest to increase such that the Target Percentage shall be equal to or in excess of 5%. The Servicer shall provide to Standard & Poor's and the Trustee prompt written notice of any downgrading of the private letter rating of Fingerhut Companies, Inc.'s senior secured notes.

       Q.     Establishment of Class C Reserve Account.

          (a)  The Servicer, for the benefit of the
Class C Certificateholders, shall, upon the occurrence of a Class C Trigger Event, establish and maintain or cause to be established and maintained with a Qualified
Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Class C Certificateholders, the "Class C Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Certificateholders. The
Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class C Reserve
Account and in all proceeds thereof.  The Class C Reserve
Account shall be under the sole dominion and control of the Trustee for the benefit of the Class C
Certificateholders. If, at any time, the institution holding the Class C Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10
Business Days establish a new Class C Reserve Account meeting the conditions specified above with a Qualified
Institution, and shall transfer any cash or any investments to such new Class C Reserve Account. From the date such new Class C Reserve Account is established, it shall be the "Class C Reserve Account."

          (b)  The Servicer shall on each Business Day
following the occurrence of a Class C Trigger Event, deposit in the Class C Reserve Account an amount equal to the excess of the Specified Class C Reserve Amount over the amount on deposit in the Class C Reserve Account to the extent of funds available therefor pursuant to subsection 4.9(a)(xiv). Funds on deposit in the Class C
Reserve Account shall be withdrawn by the Servicer and applied in accordance with subsection 4.9(a)(xii) to the extent of the aggregate amount of Class C Investor Charge-
Offs resulting from unpaid Adjustment Payments, if any.
Amounts on deposit in the Class C Reserve Account may be subsequently released therefrom to the extent that the amount on deposit in the Class C Reserve Account exceeds the Specified Class C Reserve Amount and shall be applied in accordance with and in the priority of payments set forth in subsections 4.9(a)(xv) through (xxii). The amount on deposit in the Class C Reserve Account may also be released therefrom and shall be applied in accordance with and in the priority of payments set forth in subsections 4.9(a)(xv) through (xxii), and the Series
Allocation Percentage of the Transferor Interest may equal zero, if the rating of Fingerhut Companies, Inc.'s senior secured notes is subsequently increased to BBB or higher or the Class C Invested Amount has been paid in full.

          (c)  Funds on deposit in the Class C Reserve
Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Class C Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Class C Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. On each Business Day following a deposit of funds to the Class C Reserve Account, to the extent that the amount on deposit in the Class C Reserve Account exceeds the specified Class C Reserve Amount, the aggregate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Proceeds for application as Available Series 1994-2 Imputed Yield
Collections.

R.               Expense Reserve.

          If with respect to any Monthly Period the Portfolio Yield exceeds the Base Rate by less than 2% (the
"Expense Reserve Trigger") the Trustee shall deposit on each Business Day and after the Determination Date related to such Monthly Period in the Expense Reserve Account from amounts available therefor pursuant to subsection
4.9(a)(xx) of the Agreement, an aggregate amount equal to the difference, if any, between $50,000 and amounts already on deposit in the Expense Reserve Account.

S.               Expense Reserve Account.

          (a) The Servicer shall, upon the occurrence of an Expense Reserve Trigger, establish and maintain or cause to be established and maintained with a Qualified
Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Certificateholders, the "Expense
Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Expense Reserve Account and in all proceeds thereof. The Expense Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, the institution holding the Expense Reserve
Account ceases to be a Qualified Institution, the Trustee shall within 20 Business Days establish a new Expense
Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Expense Reserve Account.
From the date such new Expense Reserve Account is established, it shall be the "Expense Reserve Account."

          (b)  The Servicer shall on each Business Day
following the occurrence of an Expense Reserve Trigger, deposit in the Expense Reserve Account an amount equal to the excess of $50,000 over the amount on deposit in the Expense Reserve Account to the extent of funds available therefor pursuant to subsection 4.9(a)(xx). Funds on deposit in the Expense Reserve Account shall be withdrawn by the Servicer or the Trustee and applied solely to the payment of expenses incurred by the Transferor. Amounts on deposit in the Expense Reserve Account may be subsequently released therefrom and paid to the Transferor to the extent that such amounts exceed $50,000. The amount on deposit in the Reserve Account may also be released therefrom and paid to the Transferor on the Series 1994-2 Termination Date.

          (c)  Funds on deposit in the Expense Reserve
Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Expense Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Expense Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. On each Transfer Date the aggregate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Proceeds for application as Available Series 1994-2 Imputed Yield Collections.

T.               Payment Reserve Account

          a. The Servicer shall establish and maintain or cause to be established and maintained with a Qualified
Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Certificateholders, the "Payment
Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Payment Reserve Account and in all proceeds thereof. The Payment Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, the institution holding the Payment Reserve
Account ceases to be a Qualified Institution, the Trustee shall within 20 Business Days establish a new Payment
Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Payment Reserve Account.
From the date such new Payment Reserve Account is established, it shall be the "Payment Reserve Account."

          (b)  [Reserved]

          (c)  The Transferor, at its discretion, may
withdraw on any Determination Date a part or all of any amounts remaining in the Payment Reserve Account after giving effect to any withdrawals required to be made under
Section 4.9(a) above.

          (d)  Funds on deposit in the Payment Reserve
Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Payment Reserve Account on any Business Day, after giving effect to any withdrawals from the Payment Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. On each Business Day following a deposit of funds to the Payment Reserve Account, the aggregate proceeds of any such investment shall be deposited in the Collection
Account and treated as Investment Proceeds for application as Available Series 1994-2 Imputed Yield Collections.

          SECTION 7.  Article V of the Agreement.  Article
V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1994-2
Certificates:


III.    DISTRIBUTIONS AND REPORTS TO
INVESTOR  CERTIFICATEHOLDERS

A.               Distributions.  (a)  On each Business
Day, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection
3.4(c)) to the Class A Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share
(based on the aggregate Undivided Interests represented by Class A Certificate held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholder pursuant to
Section 4.11 of the Agreement by wire transfer to an account or accounts designated by such Class A
Certificateholder by written notice given to the Paying
Agent not less than five days prior to such Business Day;
provided, however, that the final payment in retirement of the Class A Certificate will be made only upon presentation and surrender of the Class A Certificate at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to
Section 12.3.

    a. On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying
Agent pursuant to subsection 3.4(c)) to each Class B
Certificateholder of record on the preceding Record Date
(other than as provided in subsection 2.4(e) or in Section
12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate
Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B
Certificateholders pursuant to Section 4.11 and 4.12 of the Agreement by wire transfer to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distributed Date; provided, however, that the final payment in retirement of the Class B
Certificates will be made only upon presentation and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

     b. On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying
Agent pursuant to subsection 3.4(c)) to each Class C
Certificateholder of record on the preceding Record Date
(other than as provided in subsection 2.4(e) or in Section
12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate
Undivided Interests represented by Class C Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class C
Certificateholders pursuant to Section 4.11 and 4.12 of the Agreement by wire transfer to each Class C
Certificateholder to an account or accounts designated by such Class C Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class C Certificates will be made only upon presentation and surrender of the Class C Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

B.               Certificateholders' Statement.  (a)  On
the 20th day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Certificateholder and the Rating Agencies a statement substantially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding
Determination Date setting forth the following information
(which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of (ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

           (1)    the total amount distributed;

           (2) the amount of such distribution allocable to Certificate Principal;

           (3) the amount of such distribution allocable to Certificate Interest;

          (4) the amount of Principal Collections received in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Certificate, the Class
     B Certificates, the Class C Certificates and the Class D
     Certificates, respectively;

           (5) the amount of Imputed Yield Collections processed during the preceding Monthly Period and allocated in respect of the Class A Certificate, the Class B
     Certificates, the Class C Certificates and the Class D
     Certificates, respectively;

          (6) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount, the Class D Invested Amount, the Floating Allocation Percentage and, during the Amortization Period, the ABC Fixed/Floating Allocation Percentage, Class B Fixed/Floating Allocation Percentage, or Class C Fixed/Floating Allocation
     Percentage as applicable, with respect to the Principal Receivables in the Trust as of the end of the day on the last day of the related Monthly Period;

          (7) the aggregate outstanding balance of Receivables which are current, 30-59, 60-89, and 90 days and over delinquent as of the end of the day on the last day of the related Monthly Period;

          (8) the aggregate Investor Default Amount for the preceding Monthly Period;

          (9)    the aggregate amount of Class A Investor Charge-
     Offs, Class B Investor Charge-Offs, Class C Investor
     Charge-Offs and Class D Investor Charge-Offs for the preceding Monthly Period;

          (10)   the amount of the Servicing Fee for the preceding
     Monthly Period;

          (11) the Class A Pool Factor, the Class B Pool Factor and the Class C Pool Factor as of the end of the last day of the Monthly Period immediately preceding the Determination Date;

          (12)   the amount of Reallocated Class B Principal
     Collections, Reallocated Class C Principal Collections and
     Reallocated Class D Principal Collections for the related
     Monthly Period;

          (13) the aggregate amount of funds in the Excess Funding Account as of the last day of the Monthly Period immediately preceding the Distribution Date;

          (14) whether a Class C Trigger Event has occurred and if so the Specified Class C Reserve Amount; and

          (15) the Aggregate Interest Rate Caps Notional Amount and the amount deposited in the Cap Proceeds Account during the related Monthly Period.

          b. Annual Certificateholders' Tax Statement. On or before January 15 of each calendar year, beginning with calendar year 1995, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 1994-2 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series
1994-2 Certificateholders, as set forth in subclauses (i),
(ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1994-2 Certificateholder, together with, on or before January 31 of each year, beginning in 1995, such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series
1994-2 Certificateholders to prepare their tax returns.
Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          SECTION 7A.    Article VI of the Agreement.
Article VI (except for Sections 6.01 through 6.14 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1994-2:


IV.                           THE CERTIFICATES

A.                  Additional Class A Invested Amounts.
The Class A Certificateholder agrees, by acceptance of the Class A Certificate, that the Transferor may from time to time, other than after a Pay Out Commencement Date or during either the Pre-Funding Period or the Class A Pay
Down Period, request that such Class A Certificateholder acquire on any Business Day additional undivided interests in the Trust in specified amounts (such amounts, the "Additional Class A Invested Amounts"); provided, however, that if such an increase in the Class A Invested Amount would cause a Trust Pay Out Event or a Series 1994-2 Pay
Out Event to occur, then the amount of the increase in the Class A Invested Amount shall be limited on such Business
Day to the maximum increase in the Class A Invested Amount that may be obtained without causing either a Trust Pay
Out Event or a Series 1994-2 Pay Out Event to occur; and provided further, that in no case shall the Class A
Invested Amount be increased above the Class A Maximum
Invested Amount. The Additional Class A Invested Amounts on any Business Day shall not exceed an amount equal to the excess of the aggregate amount of Principal
Receivables over the greater of (a) the sum of (i) the aggregate invested amount of each Series then outstanding as of such day including the Class A Certificate (prior to the addition of such Additional Class A Invested Amount) minus amounts on deposit in the Principal Account for any Series, if any, and (ii) the Minimum Transferor Interest as of such day or (b) the Minimum Aggregate Principal
Receivables. The Class A Certificateholder shall acquire such Additional Class A Invested Amount, only if (a) the
Class D Invested Amount following the acquisition of such Additional Class A Invested Amount shall be at least equal to the Stated Class D Amount (including increases to the Class D Invested Amount pursuant to Section 6.16 of the
Agreement), (b) the notional amount of the Interest Rate
Caps shall be at least equal to the Aggregate ABC
Principal Amount after giving effect to the proposed increase in the Class A Invested Amount, (c) after giving effect to the proposed increase in the Class A Invested
Amount no Series 1994-2 Pay Out Event shall occur as a result of such increase and (d) the conditions precedent to issuance of Commercial Paper or making a Revolving Loan
(as defined in the Liquidity Agreement) pursuant to the Liquidity Agreement have been met. If the Class A
Certificateholder acquires such Additional Class A
Invested Amount, such Class A Certificateholder shall pay an amount equal to the Additional Class A Invested Amount to the Trustee and, in consideration of such Certificateholder's payment of the Additional Class A
Invested Amount, the Servicer shall appropriately note such Additional Class A Invested Amount (and the increased
Class A Invested Amount) on the next succeeding Servicer's report and direct the Trustee in writing to pay to the Transferor such Additional Class A Invested Amount, and the Invested Amount of the Class A Certificate will be equal to the Invested Amount of the Class A Certificate stated in such Servicer's report.

          The purchase of any Additional Class A Invested
Amount shall be in an aggregate principal amount that is not less than $1,000,000 or integral multiples of $1,000,000 in excess thereof.

          The outstanding amounts of any Additional Class
A Invested Amount purchased by the Class A
Certificateholder shall be evidenced by a Class A
Certificate to be issued on the Closing Date substantially in the form of Exhibit A-1 hereto. The Class A
Certificateholder shall be and is hereby authorized to record on the grid attached to its Class A Certificate (or at such Class A Certificateholder's option, in its internal books and records) the date and amount of any Additional Class A Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect the Class A Certificateholder's rights with respect to its Class A Invested Amount and its right to receive interest payments in respect of the Class
A Invested Amount held by the Class A Certificateholder.

B.               Additional Class D Invested Amounts.

          a. On any Business Day while any Series 1994-2 Certificates are outstanding, the Transferor may elect to increase the Class D Invested Amount (such additional amounts, "Additional Class D Invested Amounts") by written notice to the Trustee at least three and not more than thirty Business Days in advance of such date which notice shall specify the effective date and the amount of such increase in the Class D Invested Amount; provided, however, that if such an increase in the Class D Invested Amount would cause a Trust Pay Out Event or a Series 1994-
2 Pay Out Event to occur, then the amount of the increase in the Class D Invested Amount shall be limited on such Business Day to the maximum increase in the Class D
Invested Amount that may be obtained without causing either a Trust Pay Out Event or a Series 1994-2 Pay Out Event to occur; and provided further, that in no case shall the Class D Invested Amount be increased above the Class D Maximum Required Amount; provided further that no such increase in the Class D Invested Amount shall be permitted under this Section 6.16 unless: (i) after giving effect to the proposed increase in Class D Invested Amount the Transferor Interest shall equal or exceed the Minimum Transferor Interest, (ii) no Series 1994-2 Pay
Out Event will occur as a result of such increase in the Class D Invested Amount and (iii) such increase in the Class D Invested Amount shall be made concurrently with a Class A Funding Purchase, Class B Funding Purchase or
Class C Funding Purchase pursuant to Section 4.14A(b) of the Agreement or an increase in the Class A Invested
Amount pursuant to Section 6.15 of the Agreement.

C.               Extension.  (a)  If a Pay Out Event has
not occurred or has occurred but has been remedied on or before the 30th Business Day preceding the Extension Date, the Transferor, in its sole discretion, may deliver to the Trustee on or before such date a notice substantially in the form of Exhibit E (the "Extension Notice") to this Series Supplement. The Trustee shall deliver a copy of the Extension Notice and all documents annexed thereto to the Investor Certificateholders of record on the date of receipt thereof. The Transferor shall state in the Extension Notice that it intends to extend the Revolving
Period until the later Amortization Period Commencement
Date set forth in the Extension Notice.  The Extension
Notice shall also set forth the next Extension Date. The following documents shall be annexed to the Extension
Notice: (i) a form of the Opinion of Counsel addressed to the Transferor and the Trustee to the effect that despite the extension the Trust will not be treated as an association taxable as a corporation (the "Extension Tax
Opinion"); (ii) a form of the Opinion of Counsel addressed to the Transferor and the Trustee (the "Extension
Opinion") to the effect that (A) the Transferor has the corporate power and authority to effect the Extension, (B) the extension has been duly authorized by the Transferor, and (C) all conditions precedent to the Extension required by this Section 6.17 have been fulfilled; (iii) a form of Investor Certificateholder Election Notice substantially in the form of Exhibit F (the "Election Notice") to this Series Supplement; and (iv) a schedule setting forth the Aggregate Interest Rate Caps Notional Amount for the period or periods as indicated from the Extension Date through the new Scheduled Series 1994-2 Termination Date, each as specified in the related Extension Notice. In addition, the Extension Notice shall state that any Investor Certificateholder electing to approve the Extension must do so on or before the Election Date (as defined below) by returning the annexed Election Notice properly executed to the Trustee in the manner described below. The Extension Notice shall also state that an Investor Certificateholder may withdraw any such election in whole or in part on or before the Election Date, and the Transferor, in its sole discretion, may, prior to the Election Date, withdraw its election to extend the Revolving Period. Any Holder that elects to approve an Extension hereunder shall deliver a duly executed Election
Notice to the Trustee at the address designated in the Extension Notice on or before 3:00 p.m., New York City time, on or before the fifth Business Day preceding the Extension Date (such Business Day constituting the
"Election Date").

      a. No extension shall occur unless each of the following conditions have been satisfied prior to the close of business on the Election Date: (i) no Pay Out
Event shall have occurred and be continuing, (ii) there shall have been delivered to the Trustee (A) the Extension
Tax Opinion and the Extension Opinion, each addressed to the Trustee and (B)(1) written confirmation from each Rating Agency rating the Class A Certificates that the
Extension will not cause such Rating Agency to lower or withdraw its then current rating of such Investor
Certificates, (2) written confirmation from each Rating
Agency rating the Class B Certificates that the Extension will not cause such Rating Agency to lower or withdraw its then current rating of such Investor Certificates, and (3) written confirmation from each Rating Agency rating its Class C Certificates that the extension will not cause such Rating Agency to lower or withdraw its then current rating of such Investor Certificates, (iii) each of the holders of the Class A Certificates, the Class B
Certificates, and the Class C Certificates shall have elected to approve the Extension by returning to the Trustee on or before the Election Date the executed
Election Notice annexed to the Extension Notice delivered to the Certificateholders pursuant to subsection 6.17(a) of the Agreement. If, by the close of business on the Election Date, all of the conditions stated in this subsection 6.17(b) of the Agreement have not been satisfied and all such documents delivered to the Trustee pursuant to this subsection 6.17(b) of the Agreement are not in form satisfactory to it, or if the Transferor has notified the Trustee, prior to the Election Date, that the Transferor has exercised its right to withdraw its election of an Extension, no Extension shall occur.

      b.  The execution by the required number of Investor
Certificateholders of the applicable Election Notice and return thereof to the Trustee by the required Date and time, the continued election by the Transferor to extend the Revolving Period at the Election Date, and the compliance with all of the provisions of this Section
6.17, shall evidence an extension or renewal of the obligations represented by the Investor Certificates, and not a novation or extinguishment of such obligations or a substitution with respect thereto.

       c. To the extent required by applicable laws and regulations, as evidenced by an Opinion of Counsel delivered by the Transferor to the Trustee, the provisions of this Section 6.17 shall or may be modified to comply with all applicable laws and regulations in effect at the time of the Extension.

          SECTION 8.  Series 1994-2 Pay Out Events.  If
any one of the following events shall occur with respect to the Series 1994-2 Certificates:

       d. failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five
Business Days after the date such payment or deposit is required to be made herein, (ii) to perform in all material respects the Transferor's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable; or (iii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1994-2 Certificateholders and which continues unremedied for a period of 60 days (or, in the case of a covenant pursuant to Section 3A of this Series Supplement, 30 days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1994-2 Certificates evidencing Undivided
Interests aggregating not less than 50% of any of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, and continues to affect materially and adversely the interests of the Series 1994-
2 Certificateholders for such period;

        e. any representation or warranty made by the Transferor in the Agreement or this Series Supplement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1994-2 Certificates evidencing
Undivided Interests aggregating more than 50% of any of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, and (ii) as a result of which the interests of the Series 1994-2
Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1994-2 Pay
Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

        f. the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the weighted average of the weighted average Base Rates for such three consecutive Monthly
Periods;

         g. (i) the Transferor Interest shall be less than the Minimum Transferor Interest, (ii)(A) the sum of (x) the amount on deposit in the Pre-Funding Account plus (y) the Series Allocation Percentage of the sum of the total amount of Principal Receivables plus amounts on deposit in the Excess Funding Account shall be less than (B) the sum of the Class A Outstanding Principal Amount, the Class B
Outstanding Principal Amount, the Class C Outstanding
Principal Amount and the Class D Outstanding Principal
Amount or (iii) the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account and the Pre-Funding Account shall be less than the Minimum
Aggregate Principal Receivables, in each case as of any Determination Date;

        h. (i) any Servicer Default shall occur which would have a material adverse effect on the Series 1994-2 Certificateholders or (ii) for the purpose of determining Defaulted Receivables, the Servicer shall cease to charge off all Receivables as to which no payment has been made for at least 260 days, which default continues for a period of 10 Business Days after the Servicer shall have obtained knowledge thereof; or

       i.   the amount on deposit in the Excess Funding
Account as a percentage of the sum of the aggregate amount of Principal Receivables plus the amount on deposit in the Excess Funding Account shall equal or exceed 30% on the last day of three consecutive Monthly Periods;

then, in the case of any event described in subparagraph
(a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 1994-2 Certificates evidencing Undivided Interests aggregating more than 50% of any of the Class A Invested
Amount, the Class B Invested Amount or the Class C
Invested Amount by notice then given in writing to the Trustee, the Transferor, the Cap Provider and the Servicer may declare that a pay out event (a "Series 1994-2 Pay Out
Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d) or (f), a Series 1994-2 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1994-2 Certificateholders immediately upon the occurrence of such event.

          SECTION 8A.  Class A Pay Down Period.   If (i)
an OTC Termination Event (as defined in the Owner Trust
Agreement) or a Class A Event of Default shall have occurred and the Trustee shall have received written notice from Owner Trust Certificateholders (as defined in the Owner Trust Agreement) and Lenders (as defined in the Liquidity Agreement) whose aggregate Voting Interests (as defined in the Collateral Trust Agreement) exceed 50 percent of the total Voting Interests or (ii) the principal amount of the FCI Note shall be less than the FCI Note Required Amount or (iii) the Transferor shall sell, transfer, assign, pledge, hypothecate, participate or otherwise convey or encumber the FCI Note and such action shall not be completely revoked or otherwise remedied within five days, or (iv) the Transferor shall permit to exist any Lien (other than a Permitted Lien) on the FCI Note not created with the Transferor's consent and such Lien shall not be completely removed, revoked or otherwise remedied within 30 days, then the "Class A Pay
Down Period" shall commence without notice or any action on the part of the Trustee or the Class A
Certificateholder immediately upon the occurrence of such event and continue until the earlier of (i) the payment in full of the Class A Certificates and (ii) the Amortization
Period Commencement Date.

          SECTION 9.  Series 1994-2 Termination.  The
right of the Series 1994-2 Certificateholders to receive payments from the Trust will terminate on the first
Business Day following the Series 1994-2 Termination Date unless such Series is an Affected Series as specified in
Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1994-2 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs.

      j.      During the Revolving Period (except for
any portion of the Revolving Period during a Class A Pay
Down Period), the Holder of the Exchangeable Transferor
Certificate may specify upon an Exchange, pursuant to
Section 6.9 of the Agreement, that the purchaser of a newly issued Series deposit payment therefor, in full or in part, in the Defeasance Account in an amount not to exceed the Class A Invested Amount on such date. On the Closing Date the Trustee shall, for the benefit of the Class A Certificateholder, establish and maintain with a Qualified Institution in the name of the Trust, a certain segregated trust account (the "Defeasance Account"). Any amounts on deposit in the Defeasance Account on any Business Day shall be invested at the direction of the Servicer in Cash Equivalents which mature on the next succeeding Business Day. On each Business Day following a deposit of funds to the Defeasance Account, the aggregate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Proceeds for application as Available Series 1994-2 Imputed Yield
Collections.

        k.        Upon the direction of the Servicer any
amounts, up to the Class A Invested Amount, on deposit in the Defeasance Account may, or upon the occurrence of a Pay Out Event the amount on deposit in the Defeasance
Account shall, be deposited in the Principal Account for distribution on the next Business Day to be applied to the payment of Class A Principal. Such amounts shall be applied and paid in accordance with Sections 4.7, 4.12 and
5.1 of the Agreement. Subsequent to any reduction of the Class A Invested Amount as a result of payments pursuant to this Section 9A, the Class A Invested Amount may be increased pursuant to the terms and conditions set forth in Section 6.15 of the Agreement.

          SECTION 10.  Legends; Transfer and Exchange;
Restrictions on Transfer of Series 1994-2 Certificates;
Tax Treatment.

       (a) Each Class A Certificate will bear a legend substantially in the following form:

          THIS CERTIFICATE (OR ITS PREDECESSOR) WAS
     ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM
     REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "SECURITIES ACT").  THIS CERTIFICATE HAS
     NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY
     APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY
     NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE
     TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT
     FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY
     OTHER APPLICABLE SECURITIES LAW.  THE TRANSFER OF
     THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET
     FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED
     TO HEREIN.

        (b)   Each Class A Certificate, Class B Certificate,
     Class C Certificate and Class D Certificate will bear a legend substantially in the following form:

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE
     BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT, UNLESS
     SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE
     TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION
     OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT
     THE PURCHASE OR HOLDING OF A CLASS A CERTIFICATE,
     CLASS B CERTIFICATE, CLASS C CERTIFICATE OR CLASS D
     CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE
     ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE
     BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED
     TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL
     NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE
     SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE
     UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT,
     SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN
     (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE
     RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
     ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE
     I OF ERISA, (II) A PLAN DESCRIBED IN SECTION
     4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS
     AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS
     INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT
     IN THE ENTITY.

      (c) Each Class B and Class C Certificate will bear a legend substantially in the following form:

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "SECURITIES ACT"), OR ANY STATE
     SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING
     THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE
     REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED
     ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER
     APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER
     THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT
     THE HOLDER REASONABLY BELIEVES IS A QUALIFIED
     INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A
     ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB
     PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER
     HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE,
     PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON
     RULE 144A, OR TO THE TRANSFEROR.  EACH CERTIFICATE
     OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS
     CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB
     PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING
     FOR THE ACCOUNT OF ANOTHER QIB.

     (d) Each Class D Certificate will bear a legend substantially in the following form:

          THIS CERTIFICATE (OR ITS PREDECESSOR) WAS
     ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM
     REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "SECURITIES ACT").  THIS CERTIFICATE HAS
     NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY
     APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY
     NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE
     TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT
     FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY
     OTHER APPLICABLE SECURITIES LAW.  FINGERHUT
     RECEIVABLES, INC. SHALL BE PROHIBITED FROM
     TRANSFERRING ANY INTEREST IN OR PORTION OF THIS
     CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL
     HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL
     TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT
     ADVERSELY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE
     INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES
     OF INVESTOR CERTIFICATES OR THE TAXABILITY (OR TAX
     CHARACTERIZATION) OF THE TRUST UNDER FEDERAL,
     MINNESOTA OR DELAWARE INCOME TAX LAWS.  THE TRANSFER
     OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS
     SET FORTH IN THE POOLING AND SERVICING AGREEMENT
     REFERRED TO HEREIN.

    (e) Upon surrender for registration of transfer of a Class B Certificate or Class C Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Class B Certificateholder or Class C
Certificateholder, as applicable, substantially in the form attached as Exhibit D if the new purchaser is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 and by a written instrument of transfer in the form approved by the Transferor and the Trustee (it being understood that, until notice to the contrary is given to Class B
Certificateholders or Class C Certificateholders, the
Transferor and the Trustee shall each be deemed to have approved the form of instrument of transfer, if any printed on any definitive Class B Certificate or Class C
Certificate), executed by the registered owner, in person or by such Class B Certificateholder's or Class C
Certificateholder's attorney thereunto duly authorized in writing, such Class B Certificate or Class C Certificate shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class C Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Transfers and exchanges of Class B Certificates or Class C Certificates shall be subject to such restrictions as shall be set forth in the text of the Class B
Certificates or Class C Certificates and such reasonable regulations as may be prescribed by the Transferor.
Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register.

     (f) Fingerhut Receivables, Inc. shall be prohibited from transferring any interest in or portion of the Class
D Certificates unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor
Certificates or the taxability (or tax characterization) of the Trust under Federal, Minnesota or Delaware income tax laws. In no event shall any interest in or portion of the Class D Certificates be transferred to Fingerhut. As a condition to transfer of an interest in or portion of the Class D Certificates the transferee shall be required to agree not to institute against, or join any other
Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Certificates are paid in full. The
Transferor shall provide prompt written notice to the Rating Agencies of any such transfer.

    (g)       No transfer of a Class B Certificate, Class C
Certificate or Class D Certificate will be permitted to be made to a Benefit Plan unless such Benefit Plan, at its expense, delivers to the Trustee, the Servicer and the Transferor an opinion of counsel satisfactory to them to the effect that the purchase or holding of a Class B
Certificate, Class C Certificate or Class D Certificate by such Benefit Plan will not result in the assets of the Trust being deemed to be "assets of the Benefit Plan" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Transferor or the Servicer to any obligation in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring a Class B Certificate, Class C Certificate or Class D Certificate or the beneficial ownership of a Class B Certificate, Class C
Certificate or Class D Certificate will be deemed to represent to the Trustee, the Transferor and the Servicer that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section
4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

      (h)       The Class B Certificateholders or Class C
Certificateholders shall comply with their obligations under Section 3.7 of the Agreement with respect to the tax treatment of the Class B Certificates or Class C
Certificates, except to the extent that a relevant taxing authority has disallowed such treatment.

           l.        As supplemented by this Series
Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

            m.        For so long as any of the Class B
Certificates or the Class C Certificates are outstanding, each of the Transferor, the Servicer and the Trustee agree to cooperate with each other to provide to any Class B
Certificateholders or Class C Certificateholders, as applicable, and to any prospective purchaser of Class B
Certificates or Class C Certificates designated by such a Class B Certificateholder or Class C Certificateholder upon the request of such Class B Certificateholder or Class C Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

     n. For so long as any of the Certificates are outstanding, the Transferor shall not reduce the Discount
Factor if, after giving effect to such reduction, the average Adjusted Portfolio Yield for the twelve Monthly
Periods preceding the effective date of such reduction
(giving effect to such reduction on a pro forma basis) minus the sum of:

          (1) the average of the maximum per annum rates payable in respect of the Class A Certificates, Class B Certificates and Class C Certificates as of such effective date (in each case determined by adding .80%, .625% and .75%, respectively, to the strike rates on LIBOR set forth in the Cap Agreements with respect to the Class A Certificate Rate, Class B Certificate Rate and Class C Certificate Rate, respectively), in each case weighted by the daily average Class A Invested Amount, Class B Invested Amount and Class C Invested Amount, respectively, during such twelve Monthly Periods; and

          (2)            the Servicing Fee Rate;

shall be less than 0%. If, and to the extent, the Receivables bear a monthly finance charge component, the Imputed Yield Collections attributable to such component may be taken into account on a pro forma basis in making the foregoing calculation.

          SECTION 12.  Counterparts.  This Series
Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 13.  GOVERNING LAW.  THIS SERIES
SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT
OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND
REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS.

          SECTION 14.  Instructions in Writing.  All
instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series
Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement
Statement.

          SECTION 15.  Amendments.  Solely with respect to
any amendment pursuant to Section 13.1(b) of the Agreement and any consent required pursuant thereto from the Holders of Investor Certificates of Series 1994-2, this Series
Supplement and the Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66 2/3% of the Invested Amount of the Series 1994-2
Certificates and (y) not less than 51% of each of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount to the extent that such classes would be adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Series
Supplement or the Agreement or of modifying in any manner the rights of the Certificateholders of any Class of the Series 1994-2 Certificates then issued and outstanding;
provided, however, that no such amendment under this
Section 15 shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Class without the consent of all of the related Investor
Certificateholders; (ii) change the definition of or the manner of calculating the interest of any Investor
Certificate of such Class without the consent of the related Investor Certificateholders or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

o.               Notwithstanding any other provision
herein, if after the Effective Date (as defined in the Liquidity Agreement), any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Class B or Class C
Certificateholder that is a commercial bank or controlled by a commercial bank of the principal of or interest on any Class B or Class C Certificate (other than changes in respect of taxes imposed on the overall net income of such Certificateholder by the jurisdiction in which such Certificateholder has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Certificateholder, or shall impose on such Certificateholder or the London interbank market any other condition affecting this Series Supplement or any Class B or Class C Certificate owned by such Certificateholder, and the result of any of the foregoing shall be to increase the cost to such Certificateholder of holding any Class B or Class C Certificate or to reduce the amount of any sum received or receivable by such Certificateholder hereunder (whether of principal or interest) in respect thereof by an amount deemed by such Certificateholder to be material, then the Trustee will pay to such Certificateholder upon demand such additional amount or amounts as will compensate such Certificateholder for such additional costs incurred or reduction suffered. Any
Class B or Class C Certificateholder claiming any additional amounts payable pursuant to this Section 16 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Transferor or the Trustee or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any additional amount which may thereafter accrue and would not, in the sole determination of such Certificateholder, be otherwise disadvantageous to such Certificateholder.

   p. If any Class B or Class C Certificateholder that is a commercial Bank or controlled by a commercial bank shall have determined that the adoption after the Effective Date (as defined in the Liquidity Agreement) of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any such Certificateholder (or any lending office of such Certificateholder) or any such Certificateholder's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Certificateholder's capital or on the capital of such Certificateholder's holding company, if any, as a consequence of this Series Supplement or the Class B or Class C Certificates owned by such Certificateholder to a level below that which such Certificateholder or such Certificateholder's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Certificateholder's policies and the policies of such Certificate-holder's holding company with respect to such capital adequacy) by an amount deemed by such Certificateholder to be material, then from time to time the Trustee shall pay to such Certificateholder such additional amount or amounts as will compensate such Certificateholder or such Trustee's holding company for any such reduction suffered after the date hereof.

         q.        A certificate of a Class B or Class C
Certificateholder setting forth such amount or amounts, along with such Certificateholder's method of computation of such amounts, as shall be necessary to compensate such Certificateholder as specified in paragraph (a) or (b) above, as the case may be, shall be delivered to the Trustee and shall be conclusive absent manifest error.
The Trustee shall pay each Certificateholder the amount shown as due on any such certificate delivered by it no later than the Distribution Date immediately succeeding the date of delivery of such certificate.

     r. Failure on the part of any eligible Class B or Class C Certificateholder to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Certificateholder's right to demand compensation with respect to such period or any other period; provided, however, that no Certificateholder shall be entitled to compensation for any such increased costs or reductions unless it shall have submitted a certificate under paragraph (c) above with respect thereto not more than 90 days after the date that such Certificateholder knows that such increased costs have been incurred or such reduction suffered. Notwithstanding any other provision of this
Section 16, no Certificateholder shall demand compensation for any increased cost or reduction referred to above if it shall not at the time be the general policy of such Certificateholder to demand such compensation in similar circumstances under comparable provisions of other credit agreements, and each Certificateholder shall in good faith endeavor to allocate increased costs or reductions fairly among all of its affected commitments and credit extensions (whether or not it seeks compensation from all affected borrowers). The protection of this Section 16 shall be available to each Class B or Class C Certificateholder that is a commercial bank or controlled by a commercial bank regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

    s. The amounts owing by the Trustee pursuant to this Section 16 shall be payable solely from amounts available therefor pursuant to subsections 4.9(a)(xvii) and (xviii) of the Agreement.

          SECTION 17.  Replacement of Certain Investor
Certificateholders. In the event that (i) a Class B or Class C Certificateholder requests compensation pursuant to Section 16, (ii) a Holder of Investor Certificates (a
"Non-Consenting Holder") does not consent to an amendment, supplement, waiver or other modification with respect to this Series Supplement or to the Agreement, as provided in
Section 15 within the time period specified for delivery of such consent pursuant to the documentation associated therewith and the amendment, supplement, waiver or other modification is not approved in accordance with said
Section 15, or (iii) an Investor Certificateholder fails to approve any Extension requested by the Transferor pursuant to Section 6.17 of the Agreement, the Transferor shall have the right to replace such Holder with a Person or Persons meeting the requirements of Section 10, by giving three Business Days prior written notice to the Trustee and such Holder, specifying the date on which such Holder's Certificates shall be transferred; provided, however that, (a) such transfer shall not conflict with any law, rule or regulation or order of any court or other
Governmental Authority, and (b) in the case of clause (ii) above, all Non-Consenting Holders with respect to any one proposed amendment, supplement, waiver or other modification or Extension must be concurrently replaced in accordance with this Section 17. In the event of the replacement of an Investor Certificateholder, such Investor Certificateholder agrees to assign, without recourse, its rights and obligations hereunder to a replacement Holder selected by the Transferor upon payment by the replacement Holder to such Investor
Certificateholder in immediately available funds of the principal amount of such Investor Certificateholder's outstanding Certificates and any interest accrued and unpaid thereon and all other amounts owing to such Investor Certificateholder hereunder and to execute and/or deliver any certification or other document required to be delivered pursuant to Section 10.

          SECTION 18.  FCI Note.  The Transferor has
received a note from Fingerhut Companies, Inc. in the amount of $18,000,000 (such note, together with any additional notes of Fingerhut Companies, Inc. held by the Transferor at any time, the "FCI Note"). The Transferor hereby agrees that at no time shall the principal amount of the FCI Note be less than $15,500,000 (the "FCI Note
Required Amount"). The FCI Note may not be sold, transferred, assigned, pledged, hypothecated, participated or otherwise conveyed or encumbered, nor may the Transferor grant any security interest in the FCI Note.
          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1994-2 Supplement to be duly executed by their respective officers as of the day and year first above written.



     FINGERHUT RECEIVABLES, INC.
                    Transferor


     By:_______________________
                    Name:
                    Title:



     FINGERHUT CORPORATION
                    Servicer


     By:_________________________
                    Name:
                    Title:



     THE BANK OF NEW YORK (DELAWARE)
                   Trustee


     By:_________________________
                    Name:
                    Title:
                                               EXHIBIT A-1


          [FORM OF VARIABLE FUNDING CERTIFICATE]


          THIS CERTIFICATE (OR ITS PREDECESSOR) WAS
     ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM
     REGISTRATION UNDER THE SECURITIES ACT OF 1933,
     AS AMENDED (THE "SECURITIES ACT").  THIS
     CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE
     SECURITIES ACT OR ANY APPLICABLE STATE
     SECURITIES LAW OF ANY STATE AND MAY NOT BE
     OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED
     UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM
     REGISTRATION UNDER THE SECURITIES ACT AND ANY
     OTHER APPLICABLE SECURITIES LAW.  THE TRANSFER
     OF THIS CERTIFICATE IS SUBJECT TO CERTAIN
     CONDITIONS SET FROTH IN THE POOLING AND
     SERVICING AGREEMENT REFERRED TO HEREIN.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR
     THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT,
     UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS
     TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR
     AN OPINION OF COUNSEL SATISFACTORY TO THEM TO
     THE EFFECT THAT THE PURCHASE OR HOLDING OF A
     CLASS A CERTIFICATE BY SUCH PURCHASER WILL NOT
     RESULT IN THE ASSETS OF THE TRUST BEING DEEMED
     TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT
     TO THE PROHIBITED TRANSACTION PROVISIONS OF
     ERISA AND THE CODE AND WILL NOT SUBJECT THE
     TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY
     OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN
     THE POOLING AND SERVICING AGREEMENT, SUCH
     PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN
     (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE
     RETIREMENT INCOME SECURITY ACT OF 1974, AS
     AMENDED ("ERISA")) THAT IS SUBJECT TO THE
     PROVISIONS OF TITLE I OF ERISA, (II) A PLAN
     DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL
     REVENUE CODE OF 1986, AS AMENDED, OR (III) AN
     ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN
     ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE
     ENTITY.

No.                              Percentage Interest: ___%
                 FINGERHUT MASTER TRUST
                 VARIABLE FUNDING TRUST
           CERTIFICATE, SERIES 1994-2, CLASS A

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of installment sale contracts generated or to be generated by Fingerhut Corporation ("Fingerhut" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

          (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut or any affiliate of either of them.)

          This certifies that _________ (the
"Certificateholder") is the registered owner of a fractional undivided interest in the Fingerhut Master
Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of June 29, 1994 (the
"Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Fingerhut
Receivables, Inc., as Transferor (the "Transferor"),
Fingerhut, as the Servicer, and The Bank of New York
(Delaware), as Trustee (the "Trustee"), and the Series
1994-2 Supplement, dated as of November 15, 1994 (the
"Series 1994-2 Supplement"), among the Transferor,
Fingerhut as Servicer and the Trustee (the Pooling and
Servicing Agreement, as supplemented by the Series 1994-2
Supplement, is herein referred to as the "Agreement").
The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under
(i) the Trust Property (as defined in the Agreement) and
(ii) the property described in Section 3A of the Series
1994-2 Supplement and Section 4.4 of the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is entitled the "Fingerhut Master Trust Variable Funding Trust
Certificate, Series 1994-2, Class A" (the "Class A
Certificate"), and represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the Class A Certificate, the Fingerhut Master Trust Floating
Rate Accounts Receivable Trust Certificates, Series 1994-
2, Class B (the "Class B Certificates") and the Fingerhut
Master Trust Accounts Receivable Trust Certificates,
Series 1994-2, Class C (the "Class C Certificates") with the intention that the Class A Certificate, the Class B
Certificates and the Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Certificate (a
"Class A Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A Certificate for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          Except in limited circumstance described in the third succeeding paragraph no principal will be payable to the Class A Certificateholder before the first Business
Day in the Amortization Period. No principal will be payable to the Class B Certificateholders, or Class C
Certificateholders until all principal payments have been made to the Class A Certificateholders. Except in connection with a payment of Class D Daily Principal, the Class D Certificates will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the Class C Invested
Amount have been paid in full.

          Upon issuance, the Class A Certificate
represents the right to receive, on each Business Day, an amount equal to the lesser of (x) the Available Series
1994-2 Imputed Yield Collections for such Business Day and
(y) the sum of (A) the lesser of (I) the sum of (a) the Total Program Fees, and (b) the product of (i) the Class A
Certificate Rate, (ii) a fraction the numerator of which is the actual number of days from and including the next preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class A Outstanding Principal Amount as of the closed of business on the preceding Business Day and (II) the product of (X) the greater of LIBOR as then in effect plus 0.75% per annum and 12% per annum and (Y) a fraction the numerator of which is the number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is the actual number of days in the then current calendar year and (iii) the Class A Outstanding Principal Balance as of the close of business on the preceding Business Day plus
(B) the excess, if any, of the amount payable to the Class
A Certificateholders pursuant to clause (A) on each prior
Business Day over the amount which has been paid to the Class A Certificateholders with respect thereto on each prior Business Day.

          Unless there is any Extension, on the earlier of October 27, 1997 and the Pay Out Commencement Date, interest and principal will be distributed to the Class A
Certificateholders on each Business Day prior to the Series Termination Date. If in accordance with Section
6.17 of the Agreement, the Transferor elects to issue an Extension Notice and the conditions precedent for Extension specified therein have been satisfied, no principal will be payable with respect to the Class A
Certificate until the date specified in such Extension
Notice or in the last of any subsequent Extension Notices.
Interest for any Business Day due but not paid on any Business Day will be due on the next succeeding Business
Day.

          On any Business Day during the Revolving Period,
except during a Class A Pay Down Period, the Transferor
may specify an amount, not to exceed the Net ABC Revolving
Principal Collections, to be deposited into the Defeasance
Account.  Any amounts so deposited, shall be paid to the
Class A Certificateholder in accordance with Section 9A of
the Agreement and upon payment shall reduce the Class A
Invested Amount by an amount equal to any such payment.
In addition the Transferor may specify, upon the issuance
of a new Series pursuant to an Exchange made at any time
during the Revolving Period, except during a Class A Pay
Down Period, that the proceeds of such issuance be
deposited into the Defeasance Account for payment to the
Class A Certificateholder pursuant to Section 9A of the
Agreement.   The Class A Invested Amount will be reduced
by an amount equal to the amount of any such payments made.

          In addition, pursuant to Section 6.15 of the Agreement, the holders of this Certificate may from time to time be required, prior to the commencement of the Amortization Period for the Certificates or the Class A
Paydown Period, to purchase Additional Class A Invested
Amounts on the terms and conditions specified therein.
The holder of this Certificate is authorized to record on the grid attached to its Class A Certificate (or at such Certificateholder's option, in its internal books and records) the date and amount of any Additional Invested
Amount purchased by it, and each repayment thereof;
provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Certificateholder's rights with respect to its Class
A Invested Amount and its right to receive interest payments in respect of the Class A Invested Amount held by such Certificateholder.

          "Class A Invested Amount" means, when used with respect to any Business Day, an amount equal to (a) the initial principal amount of Class A Certificates purchased pursuant to any Class A Funding Purchase pursuant to
Section 4.14A(b) of the Agreement, or (b) the aggregate amount of all Class A Pre-Funding Withdrawals pursuant to
Section 4.15 of the Agreement minus (c) the aggregate amount of principal payments (except principal payments, if any, made from the Pre-Funding Account) made to Class A
Certificateholders prior to such date, and minus (d) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, and plus (e) the aggregate amount of Available Series Imputed Yield Collections,
Transferor Imputed Yield Collections, Excess Imputed Yield
Collections and Reallocated Principal Collections applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (d) plus (f) the aggregate principal amount of any Additional Class A Invested Amounts purchased pursuant to
Section 6.15 of the Agreement.

          [Upon the occurrence of certain conditions relating to the issuance of the Class C Certificates, the Class B Certificates and the Class A Certificate as described in Section 4.14 of the Agreement, during the period from and including January 3, 1995 to but excluding the earliest of (x) the first day for which the Class A
Pre-Funded Amount, the Class B Pre-Funded Amount and the
Class C Pre-Funded Amount equals zero; (y) the first day on which a Pay Out Event is deemed to occur; and (z) the close of business on June 30, 1995 (the "Pre-Funding
Period"), the Pre-Funded Amount will be maintained in a trust account to be established with The Bank of New York
(the "Pre-Funding Account"). The "Pre-Funded Amount" will equal the amount of the initial deposit to the Pre-Funding
Account, less the amounts of any increases in the Invested
Amount pursuant to the Series 1994-2 Supplement in connection with the increase in the amount of Receivables in the Trust. Upon the occurrence of the conditions referred to in the preceding sentence, on January 3, 1995, a cash deposit will be made to the Pre-Funding
Account in an amount equal to the sum of (i) if there has been no Class C Funding Purchase, an amount equal to the Class C Full Invested Amount or zero if there has been a Class C Funding Purchase, (ii) if there has been no Class
B Funding Purchase, an amount equal to the Class B Full
Invested Amount, or zero if there has been a Class B
Funding Purchase and (iii) if there has been no Class A
Funding Purchase, an amount equal to $12,400,000. Funds on deposit in the Pre-Funding Account will be invested by the Trustee at the direction of the Servicer in Cash
Equivalents.]

          [During the Pre-Funding Period, upon
satisfaction of the conditions contained in Section 4.15 of the Agreement, the Transferor may elect to withdraw funds on deposit in the Pre-Funding Account equal to the Class C Full Invested Amount and concurrently increase the
Class C Invested Amount to the Class C Full Invested
Amount, and concurrently or subsequently withdraw funds on deposit in the Pre-Funding Account equal to the Class B
Full Invested Amount and increase the Class B Invested
Amount to the Class B Full Invested Amount, and concurrently or subsequently withdraw any funds remaining in the Pre-Funding Account and increase the Class A
Invested Amount by an amount equal to such withdrawal.
Should the Pre-Funded Amount be greater than zero on the last Business Day of the Pre-Funding Period, such amount will be withdrawn from the Pre-Funding Account and distributed to the Class A Certificateholder in an amount equal to the Class A Pre-Funded Amount, to the Class B
Certificateholders in an amount equal to the Class B Pre-
Funded Amount and the Class C Certificateholders in an amount equal to the Class C Pre-Funded Amount.]

          Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Certificate, which may be less than the unpaid balance of the Class A Certificate pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificate is due and payable no later than October 29,2001 (the "Series 1994-2 Termination Date").
After the Series 1994-2 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A
Certificate.  In the event that the Class A Invested
Amount is greater than zero on the Series Termination
Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested
Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificate, then to the Class B
Certificateholders pro rata in final payment of the Class
B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.


                    FINGERHUT RECEIVABLES, INC.



                    By:________________________
                    Name:
                    Title:


Dated:

     CERTIFICATE OF AUTHENTICATION


          This is the Class A Certificate referred to in the within-mentioned Pooling and Servicing Agreement.


                    THE BANK OF NEW YORK



                    By:________________________
                    Name:
                    Title:

Date         Beginning    Additions    Payments     Ending
             Principal                              Principal
             Balance                                Balance


                                               Exhibit A-2



          [FORM OF CLASS B INVESTOR CERTIFICATE]


          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT
     BE REGISTERED UNDER THE SECURITIES ACT OF 1933,
     AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
     SECURITIES LAW.  THE HOLDER HEREOF, BY
     PURCHASING THIS CERTIFICATE, AGREES THAT THIS
     CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR
     OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH
     THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND
     ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES
     ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER
     REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL
     BUYER WITHIN THE MEANING OF RULE 144A ("QIB")
     PURCHASING FOR ITS OWN ACCOUNT OR A QIB
     PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE
     HOLDER HAS INFORMED, IN EACH CASE, THAT THE
     REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS
     BEING MADE IN RELIANCE ON RULE 144A, OR TO THE
     TRANSFEROR.  EACH CERTIFICATE OWNER BY ACCEPTING
     A BENEFICIAL INTEREST IN THIS CERTIFICATE IS
     DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING
     FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE
     ACCOUNT OF ANOTHER QIB.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR
     THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT,
     UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS
     TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR
     AN OPINION OF COUNSEL SATISFACTORY TO THEM TO
     THE EFFECT THAT THE PURCHASE OR HOLDING OF A
     CLASS B CERTIFICATE BY SUCH PURCHASER WILL NOT
     RESULT IN THE ASSETS OF THE TRUST BEING DEEMED
     TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT
     TO THE PROHIBITED TRANSACTION PROVISIONS OF
     ERISA AND THE CODE AND WILL NOT SUBJECT THE
     TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY
     OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN
     THE POOLING AND SERVICING AGREEMENT, SUCH
     PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN
     (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE
     RETIREMENT INCOME SECURITY ACT OF 1974, AS
     AMENDED ("ERISA")) THAT IS SUBJECT TO THE
     PROVISIONS OF TITLE I OF ERISA, (II) A PLAN
     DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL
     REVENUE CODE OF 1986, AS AMENDED, OR (III) AN
     ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN
     ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE
     ENTITY.



No.                              Percentage Interest: ___%


                 FINGERHUT MASTER TRUST
         FLOATING RATE ACCOUNTS RECEIVABLE TRUST
           CERTIFICATE, SERIES 1994-2, CLASS B

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of installment sale contracts generated or to be generated by Fingerhut Corporation ("Fingerhut" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

          (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut or any affiliate of either of them.)

          This certifies that _________ (the
"Certificateholder") is the registered owner of a fractional undivided interest in the Fingerhut Master
Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of June 29, 1994 (the
"Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Fingerhut
Receivables, Inc., as Transferor (the "Transferor"),
Fingerhut, as the Servicer, and The Bank of New York
(Delaware), as Trustee (the "Trustee"), and the Series
1994-2 Supplement, dated as of November 15, 1994 (the
"Series 1994-2 Supplement"), among the Transferor,
Fingerhut as Servicer and the Trustee (the Pooling and
Servicing Agreement, as supplemented by the Series 1994-2
Supplement, is herein referred to as the "Agreement").
The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under
(i) the Trust Property (as defined in the Agreement) and
(ii) the property described in Section 3A of the Series
1994-2 Supplement and Section 4.4 of the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Fingerhut Master Trust
Floating Rate Accounts Receivable Trust Certificates,
Series 1994-2, Class B" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the Class B Certificates, the Fingerhut Master Trust Variable
Funding Trust Certificate, Series 1994-2, Class A (the
"Class A Certificate") and the Fingerhut Master Trust
Accounts Receivable Trust Certificates, Series 1994-2,
Class C (the "Class C Certificates") with the intention that the Class A Certificate, the Class B Certificates and the Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class B Certificate (a "Class B
Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class B Certificate for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          No principal will be payable to the Class B
Certificateholders until the Class B Principal Payment
Commencement Date, which is the Distribution Date either on or following the Distribution Date, on which the Class
A Invested Amount had been paid in full. No principal will be payable to the Class B Certificateholders until all principal payments have been made to the Class A
Certificateholders. No principal payments will be made to the Class C Certificateholder until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full. Except in connection with a payment of Class D Daily Principal, the Class D Certificates will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the Class C Invested
Amount have been paid in full.  The Class B Pre-Funded
Amount, if any, will be paid to the Class C
Certificateholders on the last day of the Pre-Funding
Period in accordance with Section 4.14 of the Series 1994-
2 Supplement.

          Each Class B Certificate represents the right to receive interest at the rate of .__% per annum above LIBOR
(as determined on the related LIBOR Determination Date, and such rate, as in effect from time to time, the "Class
B Certificate Rate" ) on the 20th day of each month after the issuance of the Class B Certificates, or if such day is not a business day, on the next succeeding business day
(each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related
Interest Accrual Period divided by 360, (b) the Class B
Certificate Rate and (c) the Class B Invested Amount as of the close of business on the first day of the related
Interest Accrual Period; provided, however, that with respect to any Distribution Date occurring in the Pre-
Funding Period, the amount described in clause (c) above shall be the Class B Outstanding Principal Amount on the first day of the Pre-Funding Period.

          Interest for any Distribution Date will include accrued interest at the Class B Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date.
Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding
Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class B Certificate Rate plus 2%.

          "Class B Invested Amount" means an amount equal to (a) the principal amount of Class B Certificates purchased pursuant to any Class B Funding Purchase pursuant to Section 4.14A(b) of the Agreement, plus (b) the aggregate amount of all Class B Pre-Funding
Withdrawals made pursuant to Section 4.15 of the Agreement minus (c) the aggregate amount of principal payments
(except principal payments, if any, made from the Pre-
Funding Account) made to Class B Certificateholders prior to such date minus (d) the aggregate amount of Class B
Investor Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Reallocated Class B
Principal collections for which neither the Class D
Invested Amount nor the Class C Invested Amount has been reduced for all prior Business Days and plus (f) the aggregate amount of Available Series Imputed Yield
Collections, Transferor Imputed Yield Collections, Excess
Imputed Yield Collections and Reallocated Principal
Collections applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d) and (e).

          Upon the occurrence of certain conditions relating to the issuance of the Class C Certificates, the Class B Certificates and the Class A Certificate as described in Section 4.14 of the Agreement, during the period from and including January 3, 1995 to but excluding the earlier of (x) the first day for which the Class A Pre-
Funded Amount, the Class B Pre-Funded Amount and the Class
C Pre-Funded Amount equals zero; (y) the first day on which a Pay Out Event is deemed to occur; and (z) the close of business on June 30, 1995 (the "Pre-Funding
Period"), the Pre-Funded Amount will be maintained in a trust account to be established with The Bank of New York
(the "Pre-Funding Account"). The "Pre-Funded Amount" will equal the amount of the initial deposit to the Pre-Funding
Account, less the amounts of any increases in the Invested
Amount pursuant to the Series 1994-2 Supplement in connection with the increase in the amount of Receivables in the Trust. If, as of the close of business of January
2, 1995 (i) there has not been a Class C Funding Purchase and a Class B Funding Purchase and (ii) during the period between the Closing Date and the close of business on January 2, 1995 the Class A Invested Amount during such time has not at any time equalled or exceeded $12,400,000, unless a Series 1994-2 Pay Out Event shall have occurred, a cash deposit will be made to the Pre-Funding Account in an amount equal to the sum of (i) if there has been no Class C Funding Purchase, an amount equal to the Class C
Full Invested Amount or zero if there has been a Class C
Funding Purchase, (ii) if there has been no Class B
Funding Purchase, an amount equal to the Class B Full
Invested Amount, or zero if there has been a Class B
Funding Purchase and (iii) if there has been no Class A
Funding Purchase, an amount equal to $12,400,000. Funds on deposit in the Pre-Funding Account will be invested by the Trustee at the direction of the Servicer in Cash
Equivalents.

          During the Pre-Funding Period, upon satisfaction of the conditions contained in section 4.15 of the Agreement, the Transferor may elect to withdraw funds on deposit in the Pre-Funding Account equal to the Class C
Full Invested Amount and concurrently increase the Class C
Invested Amount to the Class C Full Invested Amount, and concurrently or subsequently withdraw funds on deposit in the Pre-Funding Account equal to the Class B Full Invested
Amount and concurrently increase the Class B Invested
Amount to the Class B Full Invested Amount, and concurrently or subsequently withdraw any funds remaining in the Pre-Funding Account and increase the Class A
Invested Amount by an amount equal to such withdrawal.
Should the Pre-Funded Amount be greater than zero on the last Business Day of the Pre-Funding Period, such amount will be withdrawn from the Pre-Funding Account and distributed to the Class A Certificateholder in an amount equal to the Class A Pre-Funded Amount, to the Class B
Certificateholders in an amount equal to the Class B Pre-
Funded Amount and the Class C Certificateholders in an amount equal to the Class C Pre-Funded Amount.

          Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Certificate, which may be less than the unpaid balance of the Class B Certificate pursuant to the terms of the Agreement. All principal of and interest on the Class B Certificate is due and payable no later than October 29, 2001, unless a different date is set forth in the Extension Notice (the "Series 1994-2 Termination
Date"). After the Series 1994-2 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Certificate. In the event that the Class B
Invested Amount is greater than zero on the Series 1994-2
Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested
Amount, the Class C Invested Amount and the Class D
Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificate, then to the Class B
Certificateholders pro rata in final payment of the Class
B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                    FINGERHUT RECEIVABLES, INC.


                    By:_______________________
          Name:
          Title:


Dated:


     CERTIFICATE OF AUTHENTICATION


          This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing
Agreement.


                    THE BANK OF NEW YORK


                    By: _______________________
                    Name:
                    Title:





                                               Exhibit A-3


          [FORM OF CLASS C INVESTOR CERTIFICATE]


          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT
     BE REGISTERED UNDER THE SECURITIES ACT OF 1933,
     AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
     SECURITIES LAW.  THE HOLDER HEREOF, BY
     PURCHASING THIS CERTIFICATE, AGREES THAT THIS
     CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR
     OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH
     THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND
     ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES
     ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER
     REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL
     BUYER WITHIN THE MEANING OF RULE 144A ("QIB")
     PURCHASING FOR ITS OWN ACCOUNT OR A QIB
     PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE
     HOLDER HAS INFORMED, IN EACH CASE, THAT THE
     REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS
     BEING MADE IN RELIANCE ON RULE 144A, OR TO THE
     TRANSFEROR.  EACH CERTIFICATE OWNER BY ACCEPTING
     A BENEFICIAL INTEREST IN THIS CERTIFICATE IS
     DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING
     FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE
     ACCOUNT OF ANOTHER QIB.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR
     THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT,
     UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS
     TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR
     AN OPINION OF COUNSEL SATISFACTORY TO THEM TO
     THE EFFECT THAT THE PURCHASE OR HOLDING OF A
     CLASS C CERTIFICATE BY SUCH PURCHASER WILL NOT
     RESULT IN THE ASSETS OF THE TRUST BEING DEEMED
     TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT
     TO THE PROHIBITED TRANSACTION PROVISIONS OF
     ERISA AND THE CODE AND WILL NOT SUBJECT THE
     TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY
     OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN
     THE POOLING AND SERVICING AGREEMENT, SUCH
     PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN
     (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE
     RETIREMENT INCOME SECURITY ACT OF 1974, AS
     AMENDED ("ERISA")) THAT IS SUBJECT TO THE
     PROVISIONS OF TITLE I OF ERISA, (II) A PLAN
     DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL
     REVENUE CODE OF 1986, AS AMENDED, OR (III) AN
     ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN
     ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE
     ENTITY.



No.                              Percentage Interest: ___%


                 FINGERHUT MASTER TRUST
         FLOATING RATE ACCOUNTS RECEIVABLE TRUST
           CERTIFICATE, SERIES 1994-2, CLASS C

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of installment sale contracts generated or to be generated by Fingerhut Corporation ("Fingerhut" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

          (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut or any affiliate of either of them.)

          This certifies that _________ (the
"Certificateholder") is the registered owner of a fractional undivided interest in the Fingerhut Master
Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of June 29, 1994 (the
"Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Fingerhut
Receivables, Inc., as Transferor (the "Transferor"),
Fingerhut, as the Servicer, and The Bank of New York
(Delaware), as Trustee (the "Trustee"), and the Series
1994-2 Supplement, dated as of November 15, 1994 (the
"Series 1994-2 Supplement"), among the Transferor,
Fingerhut as Servicer and the Trustee (the Pooling and
Servicing Agreement, as supplemented by the Series 1994-2
Supplement, is herein referred to as the "Agreement").
The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under
(i) the Trust Property (as defined in the Agreement) and
(ii) the property described in Section 3A of the Series
1994-2 Supplement and Section 4.4 of the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Fingerhut Master Trust
Floating Rate Accounts Receivable Trust Certificates,
Series 1994-2, Class C" (the "Class C Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the Class C Certificates, the Fingerhut Master Trust Variable
Funding Trust Certificate, Series 1994-2, Class A (the
"Class A Certificate") and the Fingerhut Master Trust
Accounts Receivable Trust Certificates, Series 1994-2,
Class B (the "Class B Certificates") with the intention that the Class A Certificate, the Class B Certificates and the Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class C Certificate (a "Class C
Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class C Certificate for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          No principal will be payable to the Class C
Certificateholders until the Class C Principal Payment
Commencement Date, which is the Distribution Date either on or following the Distribution Date, on which the Class
B Invested Amount had been paid in full. No principal will be payable to the Class C Certificateholders until all principal payments have been made to the Class B
Certificateholders. Except in connection with a payment of Class D Daily Principal, the Class D Certificates will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been paid in full.
The Class C Pre-Funded Amount, if any, will be paid to the Class C Certificateholders on the last day of the Pre-
Funding Period in accordance with Section 4.14 of the Series 1994-2 Supplement.

          Each Class C Certificate represents the right to receive interest at the rate of .__% per annum above LIBOR
(as determined on the related LIBOR Determination Date, and such rate, as in effect from time to time, the "Class
C Certificate Rate" ) on the 20th day of each month after the issuance of the Class C Certificates, or if such day is not a business day, on the next succeeding business day
(each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related
Interest Accrual Period divided by 360, (b) the Class C
Certificate Rate and (c) the Class C Invested Amount as of the close of business on the first day of the related
Interest Accrual Period; provided, however, that with respect to any Distribution Date occurring in the Pre-
Funding Period, the amount described in clause (c) above shall be the Class C Outstanding Principal Amount on the first day of the Pre-Funding Period.

          Interest for any Distribution Date will include accrued interest at the Class C Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date.
Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding
Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class C Certificate Rate plus 2%.

          "Class C Invested Amount" means an amount equal to (a) the principal amount of Class C Certificates purchased pursuant to any Class C Funding Purchase pursuant to Section 4.14A(b) of the Agreement, plus (b) the aggregate amount of all Class C Pre-Funding
Withdrawals made pursuant to Section 4.15 of the Agreement minus (c) the aggregate amount of principal payments
(except principal payments, if any, made from the Pre-
Funding Account) made to Class C Certificateholders prior to such date minus (d) the aggregate amount of Class C
Investor Charge-Offs for all prior Distribution Dates minus (e) the aggregate amount of Reallocated Class C
Principal collections for which the Class D Invested
Amount has not been reduced for all prior Business Days and plus (f) the aggregate amount of Available Series
Imputed Yield Collections, Transferor Imputed Yield
Collections, Excess Imputed Yield Collections and
Reallocated Principal Collections applied on all prior
Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d) and (e).

          Upon the occurrence of certain conditions relating to the issuance of the Class C Certificates, the Class B Certificates and the Class A Certificate as described in Section 4.14 of the Agreement, during the period from and including January 3, 1995 to but excluding the earlier of (x) the first day for which the Class A Pre-
Funded Amount, the Class B Pre-Funded Amount and the Class
C Pre-Funded Amount equals zero; (y) the first day on which a Pay Out Event is deemed to occur; and (z) the close of business on June 30, 1995 (the "Pre-Funding
Period"), the Pre-Funded Amount will be maintained in a trust account to be established with The Bank of New York
(the "Pre-Funding Account"). The "Pre-Funded Amount" will equal the amount of the initial deposit to the Pre-Funding
Account, less the amounts of any increases in the Invested
Amount pursuant to the Series 1994-2 Supplement in connection with the increase in the amount of Receivables in the Trust. If, as of the close of business on January
2, 1995 (i) there has not been a Class C Funding Purchase and a Class B Funding Purchase and (ii) during the period between the Closing Date and the close of business on January 2, 1995 the Class A Invested Amount during such time has not at any time equalled or exceeded $12,400,000, a cash deposit will be made to the Pre-Funding Account in an amount equal to the sum of (i) if there has been no Class C Funding Purchase, an amount equal to the Class C
Full Invested Amount or zero if there has been a Class C
Funding Purchase, (ii) if there has been no Class B
Funding Purchase, an amount equal to the Class B Full
Invested Amount, or zero if there has been a Class B
Funding Purchase and (iii) if there has been no Class A
Funding Purchase, an amount equal to $12,400,000. Funds on deposit in the Pre-Funding Account will be invested by the Trustee at the direction of the Servicer in Cash
Equivalents.

          During the Pre-Funding Period, upon satisfaction of the conditions contained in Section 4.15 of the Agreement, the Transferor may elect to withdraw funds on deposit in the Pre-Funding Account equal to the Class C
Full Invested Amount and concurrently increase the Class C
Invested Amount to the Class C Full Invested Amount, and concurrently or subsequently withdraw funds on deposit in the Pre-Funding Account equal to the Class B Full Invested
Amount and concurrently increase the Class B Invested
Amount to the Class B Full Invested Amount, and concurrently or subsequently withdraw any funds remaining in the Pre-Funding Account and increase the Class A
Invested Amount by an amount equal to such withdrawal.
Should the Pre-Funded Amount be greater than zero on the last Business Day of the Pre-Funding Period, such amount will be withdrawn from the Pre-Funding Account and distributed to the Class A Certificateholder in an amount equal to the Class A Pre-Funded Amount, to the Class B
Certificateholders in an amount equal to the Class B Pre-
Funded Amount and the Class C Certificateholders in an amount equal to the Class C Pre-Funded Amount.

          Subject to the Agreement, payments of principal are limited to the unpaid Class C Invested Amount of the Class C Certificate, which may be less than the unpaid balance of the Class C Certificate pursuant to the terms of the Agreement. All principal of and interest on the Class C Certificate is due and payable no later than October 29, 2001 unless a different date is set forth in the Extension Notice (the "Series 1994-2 Termination
Date"). After the Series 1994-2 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Certificate. In the event that the Class C
Invested Amount is greater than zero on the Series 1994-2
Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested
Amount, the Class C Invested Amount and the Class D
Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificate, then to the Class B
Certificateholders pro rata in final payment of the Class
B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                    FINGERHUT RECEIVABLES, INC.


                    By:________________________
                    Name:
                    Title:


Dated:

     CERTIFICATE OF AUTHENTICATION


          This is one of the Class C Certificates referred to in the within-mentioned Pooling and Servicing
Agreement.


                    THE BANK OF NEW YORK

                    By: _______________________
                    Name:
                    Title:



                                               Exhibit A-4


          [FORM OF CLASS D INVESTOR CERTIFICATE]

          THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A
     TRANSACTION EXEMPT FROM REGISTRATION UNDER THE
     SECURITIES ACT OF 1933, AS AMENDED (THE
     "SECURITIES ACT").  THIS CERTIFICATE HAS NOT
     BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY
     APPLICABLE STATE SECURITIES LAW OF ANY STATE AND
     MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE
     TRANSFERRED UNLESS REGISTERED PURSUANT TO OR
     EXEMPT FROM REGISTRATION UNDER THE SECURITIES
     ACT AND ANY OTHER APPLICABLE SECURITIES LAW.
     FINGERHUT RECEIVABLES, INC. SHALL BE PROHIBITED
     FROM TRANSFERRING ANY INTEREST IN OR PORTION OF
     THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER,
     IT SHALL HAVE DELIVERED TO THE TRUSTEE AN
     OPINION OF COUNSEL TO THE EFFECT THAT SUCH
     PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE
     FEDERAL, MINNESOTA OR DELAWARE INCOME TAX
     CHARACTERIZATION OF ANY OUTSTANDING SERIES OF
     INVESTOR CERTIFICATES OR THE TAXABILITY (OR TAX
     CHARACTERIZATION) OF THE TRUST UNDER FEDERAL,
     MINNESOTA OR DELAWARE INCOME TAX LAWS.  THE
     TRANSFER OF THIS CERTIFICATE IS SUBJECT TO
     CERTAIN CONDITIONS SET FORTH IN THE POOLING AND
     SERVICING AGREEMENT REFERRED TO HEREIN.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR
     THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT
     SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT
     PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE
     RETIREMENT INCOME SECURITY ACT OF 1974, AS
     AMENDED ("ERISA")) THAT IS SUBJECT TO THE
     PROVISIONS OF TITLE I OF ERISA, (II) A PLAN
     DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL
     REVENUE CODE OF 1986, AS AMENDED, OR (III) AN
     ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN
     ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE
     ENTITY.

No. ___                                         $_________
     FINGERHUT MASTER TRUST
     FLOATING RATE ACCOUNTS RECEIVABLE TRUST
     CERTIFICATE, SERIES 1994-2, CLASS D

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of installment sale contracts generated or to be generated by Fingerhut Corporation ("Fingerhut" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

          (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut or any affiliate of either of them.)

          This certifies that FINGERHUT RECEIVABLES, INC.
(the "Certificateholder") is the registered owner of a fractional undivided interest in the Fingerhut Master
Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of June 29, 1994 (the
"Pooling and Servicing Agreement"; such term to include any amendment or Series Supplement thereto) by and between Fingerhut Receivables, Inc., as Transferor (the
"Transferor"), Fingerhut as the Servicer, and The Bank of
New York (Delaware), as Trustee (the "Trustee"), and the
Series 1994-2 Supplement, dated as of November 15, 1994
(the "Series 1994-2 Supplement"), among the Transferor,
Fingerhut as Servicer and the Trustee (the Pooling and
Servicing Agreement, as supplemented by the Series 1994-2
Supplement, is herein referred to as the "Agreement").
The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under
(i) the Trust Property (as defined in the Agreement) and
(ii) the property described in Section 3A  of the Series
1994-2 Supplement and Section 4.4 of the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Fingerhut Master Trust
Floating Rate Accounts Receivable Trust Certificates,
Series 1994-2, Class D" (the "Class D Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

          Fingerhut Receivables, Inc. shall be prohibited from Transferring any interest in or portion of the Class D Certificate unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor
Certificate or the taxability (or tax characterization) of the Trust under Federal, Minnesota or Delaware income tax laws.

          Except in connection with a payment of Class D
Daily Principal, no principal will be payable to the Class
D Certificateholders until the Class D Payment
Commencement Date, which is the Distribution Date either on or following the Distribution Date on which the Class C
Invested Amount had been paid in full. No principal will be payable to the Class D Certificateholders until all principal payments have first been made to the Class A
Certificateholders and then on and after the Class B
Principal Payment Commencement Date, after all principal payments have been made to the Class B Certificateholders and then on and after the Class C Principal Payment
Commencement Date, after all payments have been made to the Class C Certificateholders.

          Interest will not accrue on the unpaid principal amount of the Class D Certificates.

          "Class D Invested Amount" means an amount equal to (a) the initial principal balance of the Class D
Certificates, plus (b) the aggregate principal amount of any Additional Class D Invested Amounts pursuant to
Section 6.16 of the Agreement minus (c) the aggregate amount of principal payments made to Class D
Certificateholders prior to such date, minus (d) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates, equal to the amount by which the Class D Invested Amount has been reduced to fund the Investor Default Amount on all prior Distribution Dates, minus (e) the aggregate amount of Reallocated Principal
Collections for all prior Distribution Dates, and plus (f) the aggregate amount of Imputed Yield Collections, Transferor Imputed Yield Collections, and Excess imputed
Yield Collections applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d) and (e).

          Subject to the Agreement, payments of principal are limited to the unpaid Class D Invested Amount of the Class D Certificates, which may be less than the unpaid balance of the Class D Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class D Certificates is due and payable no later than October 29, 2001 (the "Series 1994-2 Termination Date").
After the Series 1994-2 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C
Certificates.  In the event that the Class D Invested
Amount is greater than zero on the Series 1994-2
Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested
Amount, the Class C Invested Amount and the Class D
Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificate, then to the Class B
Certificateholders pro rata in final payment of the Class
B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.


                    FINGERHUT RECEIVABLES, INC.


                    By:________________________
                    Name:
                    Title:


Dated:


              CERTIFICATE OF AUTHENTICATION


          This is one of the Class D Certificates referred to in the within-mentioned Pooling and Servicing
Agreement.


                    THE BANK OF NEW YORK



                    By:________________________
                    Name:
                    Title:

                                                 EXHIBIT B

                        [RESERVED]
                                                 EXHIBIT C

     [Form of Monthly Certificateholders' Statement]
                                                 EXHIBIT D

      Form of 144A Exchange Notice and Certification


                                                   , 199

Fingerhut Receivables, Inc.
4400 Baker Road
Suite F480
Minnetonka, MN 55343
Attention:

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware  19711
Attention:  Corporate Trust Department

Ladies and Gentlemen:

          This is to notify you as to the transfer of $ of Floating Rate Accounts Receivable Trust Certificates,
Series 1994-2, Class C (the "Class C Certificates") of
Fingerhut Master Trust (the "Company").

          The undersigned is the holder of the
Certificates and with this notice hereby deposits with the
Trustee $                principal amount of Class C
Certificates and requests that Class C Certificates in the
same principal amount be issued and executed by the
Company and authenticated by the Trustee and registered to
the purchaser on                   , 19  , as specified in
the Pooling and Servicing Agreement, as supplemented by the Series 1994-2 Supplement thereto, as follows:

          Name:
          Denominations:
          Address:
          Taxpayer I.D. No.:

          The undersigned represents and warrants that the undersigned (i) reasonably believes the purchaser is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933 (the "Act"), (ii) such purchaser has acquired the Certificates in a transaction effected in accordance with the exemption from the registration requirements of the Act provided by Rule 144A and, (iii) if the purchaser has purchased the Certificates for one or more accounts for which it is acting as fiduciary or agent, (A) each such account is a qualified institutional buyer and (B) each such account is acquiring
Notes for its own account or for one or more institutional accounts for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than U.S. $250,000 for each such account.



               Very truly yours,



               [NAME OF HOLDER OF CERTIFICATE]




               By:
                  [Name], [Chief Financial
                  or other Executive Officer]

                                                 Exhibit E


                 FORM OF EXTENSION NOTICE

        FINGERHUT CARD MASTER TRUST, SERIES 1994-2


          The undersigned, a duly authorized
representative of Fingerhut Receivables, Inc., a Delaware corporation (the "Transferor"), as Transferor pursuant to the Pooling and Servicing Agreement dated as of June 29, 1994 (the "Pooling and Servicing Agreement"), by and between the Transferor, as transferor, Fingerhut
Corporation, as servicer (the "Servicer"), and The Bank of
New York (Delaware), as trustee (the "Trustee"), as supplemented by the Series 1994-2 Supplement, dated
November 15, 1994 (the "Series 1994-2 Supplement"), by and between the Transferor, the Servicer and the Trustee (the
Pooling and Servicing Agreement, as supplemented by the Series 1994-2 Supplement, or as the Pooling and Servicing
Agreement may from time to time be amended, supplemented, or modified, the "Agreement"), does hereby notify the Trustee (or any successor Trustee) and the Investor
Certificateholders:

          D. Capitalized terms used but not defined in this Certificate shall have the respective meanings set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

          E. The undersigned is a [Vice President] or more senior officer of the Transferor who is duly authorized to execute and deliver this Certificate on behalf of the Transferor.

          F.     This Certificate is being delivered pursuant to
Section 6.17(a) of the Agreement.

          G. The Transferor is the Transferor under the Agreement.

          H. No Pay Out Event has occurred that has not been remedied pursuant to the provisions of the Agreement.

          I. The Certificate is being delivered to the Trustee on or before the date specified in subsection 6.17(a) for delivery.

          J.     NOTIFICATION OF EXTENSION

          Pursuant to subsection 6.17(a) and in respect of
[          ,    ] (the "Current Extension Date"), the
Transferor hereby notifies the Trustee and the Investor
Certificateholders of the Transferor's intention to extend the Revolving Period in respect of Series 1994-2 on the Current Extension Date pursuant to the provisions of
Section 6.17, until the date set forth below (such extension, the "Extension").

          K.     REQUIREMENTS TO COMPLETE EXTENSION

               (1) Annexed hereto is an election notice (an "Election Notice") to be returned by any Investor Certificateholder electing to approve the Extension.  No Extension shall
occur unless Investor Certificateholders holding at least
more than fifty percent of each of the aggregate principal
amount of Class A Certificates, Class B Certificates,
Class C Certificates and Class D Certificates,
respectively, shall return properly executed Election
Notices approving the Extension by the Election Date (as
defined below).  Any Investor Certificateholder electing
to approve the Extension must deliver a properly executed
Election Notice at the office of the Trustee, [
] on or before 3:00 p.m., [    ] time, on [            ,
] (the "Election Date"). Any Investor Certificateholder may withdraw any Election Notice delivered by it to the Trustee by notifying the Trustee in writing at the address set forth in the previous sentence on or prior to the Election Date.

               (2) THE EXTENSION SHALL NOT OCCUR UNTIL PRIOR SATISFACTION OF CERTAIN CONDITIONS PRECEDENT BY THE CLOSE
OF BUSINESS ON THE ELECTION DATE, INCLUDING THE APPROVAL
OF SUCH EXTENSION BY THE INVESTOR CERTIFICATEHOLDERS
HOLDING THE REQUIRED AGGREGATE PRINCIPAL AMOUNT OF CLASS A CERTIFICATES, CLASS B CERTIFICATES, CLASS C CERTIFICATES
AND CLASS D CERTIFICATES, THAT NO PAY OUT EVENT SHALL HAVE OCCURRED AND BE CONTINUING, AND THAT CERTAIN LEGAL
OPINIONS AND RATING AGENCY CONFIRMATIONS SHALL HAVE BEEN DELIVERED TO THE TRANSFEROR AND THE TRUSTEE PURSUANT TO
SECTION 6.17(b).  THE TRANSFEROR MAY IN ITS SOLE
DISCRETION WITHDRAW THIS EXTENSION NOTICE AT ANY TIME ON
OR PRIOR TO THE ELECTION DATE BY DELIVERING NOTICE OF SUCH WITHDRAWAL IN WRITING TO THE TRUSTEE. IF ANY SUCH NOTICE
OF WITHDRAWAL SHALL BE SO DELIVERED, NO EXTENSION SHALL
OCCUR.

          L.     NEW PROVISIONS TO BECOME EFFECTIVE ON THE EXTENSION
DATE

               (1)    The new Amortization Period Commencement Date shall
be the earlier of (a) [     ,  ] or (b) the Pay Out
Commencement Date.

               (2)    The new Extension Date shall be [          ,    ].

                    (4)    The new Scheduled Series 1994-2
Termination Date shall be [    ,                  ].]

                    (5)       The new Class A Expected Payment Date is
______.

               (6)       The new Class B Expected Payment Date is ______.

               (7)       The new Class C Expected Payment Date is ______.

                    (9)    The following are additional
provisions that will apply to the Investor Certificates on and after the Extension Date:

                    INSERT PROVISIONS]

          M.     Annexed hereto are the following:

                    (1)    the form of Extension Tax Opinion.

               (2)    the form of Extension Opinion.

               (3)    the Election Notice.

          IN WITNESS WHEREOF, the undersigned has duly
executed this certificate this [  ] day of [      ,    ].


                    FINGERHUT RECEIVABLES, INC.


                    By:________________________
                       Name:
                       Title:
                                                 EXHIBIT F


            FORM OF INVESTOR CERTIFICATEHOLDER
                     ELECTION NOTICE

[INSERT NAME
 AND ADDRESS OF TRUSTEE]


Re:  Fingerhut Master Trust:
     Election Notice to Extend Series 1994-2


Ladies and Gentlemen:

          The undersigned hereby elects to approve the
extension of the Revolving Period for Series 1994-2 until
the Amortization Period Commencement Date set forth in the
Extension Notice dated [    ,  ] (the "Extension Notice")
and delivered to the undersigned pursuant Section 6.17(a) of the Pooling and Servicing Agreement, dated as of June
29, 1994, including the Series 1994-2 Supplement thereto, dated as of November 15, 1994, each by and among Fingerhut
Receivables, Inc., as transferor, Fingerhut Corporation, as servicer, and The Bank of New York (Delaware), as trustee (the "Pooling and Servicing Agreement"). The undersigned hereby acknowledges that, commencing on the Current Extension Date (as defined in the Extension
Notice), the terms and provisions of the Pooling and Servicing Agreement shall be modified as set forth in the Extension Notice.

          IN WITNESS WHEREOF, the undersigned registered owner(s) has [have] executed this Election Notice as of the date set forth below.

Dated:

                    Name(s):___________________

                    Address:___________________
                            (Please Print)

                    Signature(s):______________
                    TABLE OF CONTENTS

                                                      PAGE


SECTION 1.    Designation                               1

SECTION 2.    Definitions                               2

SECTION 3.    Reassignment Terms                       37

SECTION 3A    Conveyance of Interest in Interest Rate
              Cap; Cap Proceeds Account                37

SECTION 4.    Delivery and Payment for the Series
              1994-2 Certificates                      42

SECTION 5.    Form of Delivery of Series 1994-2
              Certificates                             43

SECTION 6.    Article IV of Agreement                  43

ARTICLE IV    RIGHTS OF CERTIFICATEHOLDERS AND
              ALLOCATION AND APPLICATION OF
              COLLECTIONS                              43

Section 4.4   Rights of Certificateholders             43
Section 4.5   Collections and Allocation; Payments on
              Exchangeable Transferor Certificate      44
Section 4.6   Determination of Interest for the
              Series 1994-2 Certificates               46
Section 4.6A  Determination of the Class A Interest
              Adjustment                               49
Section 4.7   Determination of Principal Amounts       50
Section 4.8   Shared Principal Collections             54
Section 4.9   Application of Funds on Deposit in the
              Collection Account for the Certificates  55
Section 4.10  Coverage of Required Amount for the
              Series 1994-2 Certificates               76
Section 4.11  Payment of Certificate Interest          77
Section 4.12  Payment of Certificate Principal         78
Section 4.13  Investor Charge-Offs                     80
Section 4.14  Pre-Funding Period and Establishment of the
              Pre-Funding Account                      81
Section 4.14A Increases in the Invested Amount During
              the Investment Period                    85
Section 4.15  Increases in Invested Amount during the
              Pre-Funding Period                       87
Section 4.16  Reallocated Principal Collections for
              the Series 1994-2 Certificates           88
Section 4.17  Determination of LIBOR                   90
Section 4.18  Class C Trigger                          91
Section 4.19  Establishment of Class C Reserve
              Account                                  92
Section 4.20  Expense Reserve                          94
Section 4.21  Expense Reserve Account                  94
Section 4.22  Payment Reserve Account                  96

ARTICLE V     DISTRIBUTIONS AND REPORTS TO INVESTOR
                    CERTIFICATEHOLDERS                  97

Section 5.1   Distributions                            97
Section 5.2   Certificateholders' Statement            99

SECTION 7A.   Article VI of the Agreement              102

ARTICLE VI    THE CERTIFICATES                        102

Section 6.15  Additional Class A Invested Amounts     102
Section 6.16  Additional Class D Invested Amounts.    104
Section 6.17  Extension                               105

SECTION 8.    Series 1994-2 Pay Out Events            108

SECTION 8A.   Class A Pay Down Period                 111

SECTION 9.    Series 1994-2 Termination               111

SECTION 9A.   Class A Pre-Payment                     112

SECTION 10.   Legends; Transfer and Exchange;
              Restrictions on Transfer of Series 1994-
              2 Certificates; Tax Treatment           113

SECTION 11.   Ratification of Agreement               118

SECTION 12.   Counterparts                            119

SECTION 13.   GOVERNING LAW                           119

SECTION 14.   Instructions in Writing                 119

SECTION 15.   Amendments                              119

SECTION 16.   Increased Costs                         120

SECTION 17.   Replacement of Certain Investor
              Certificateholders                      124

SECTION 18.   FCI Note                                125

                         EXHIBITS


EXHIBIT A-1   Form of Class A Investor Certificate

EXHIBIT A-2   Form of Class B Investor Certificate

EXHIBIT A-3   Form of Class C Investor Certificate

EXHIBIT A-4   Form of Class D Investor Certificate

EXHIBIT B     [RESERVED]

EXHIBIT C     [Form of Monthly Certificateholders'
              Statement]

EXHIBIT D     Form of 144A Exchange Notice and
              Certification

EXHIBIT E     Form of Extension Notice

EXHIBIT F     Form of Investor Certificateholder Election
              Notice
        _________________________________________

               FINGERHUT RECEIVABLES, INC.

                        Transferor

                  FINGERHUT CORPORATION

                         Servicer

                           and

             THE BANK OF NEW YORK (DELAWARE)

                         Trustee

              on behalf of the Series 1994-2
                    Certificateholders


                 SERIES 1994-2 SUPPLEMENT

              Dated as of November 15, 1994

                            to

             POOLING AND SERVICING AGREEMENT

                Dated as of June 29, 1994
           ____________________________________

                  FINGERHUT MASTER TRUST

                  Variable Funding Trust
           Certificate, Series 1994-2, Class A

      $27,865,000 Floating Rate Accounts Receivable
        Trust Certificates, Series 1994-2, Class B

      $50,157,000 Floating Rate Accounts Receivable
        Trust Certificates, Series 1994-2, Class C

                0% Variable Funding Trust
           Certificates, Series 1994-2, Class D

             _______________________________